                                                                   EXHIBIT 10.16
                               PROPERTY ADDRESS

                             CYPRESS BUSINESS PARK
                               665 Clyde Avenue
                            Mountain View, CA 94043


                                  INDUSTRIAL

                                     LEASE

                                    BETWEEN


                       THE PRUDENTIAL INSURANCE COMPANY
                                  OF AMERICA

                                   LANDLORD

                                      AND

                            MPATH INTERACTIVE, INC.


                                    TENANT

                               December __, 1996

                               INDUSTRIAL LEASE
                               ----------------


     THIS LEASE is made as of the __ day of December, 1996, between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Landlord"), and MPATH INTERACTIVE, INC., a Delaware corporation ("Tenant"), for space in the building located at 665 Clyde Avenue Mountain View, CA 94043 (such building, together with the land upon which it is situated, being herein referred to as the "Building"). The following schedule (the "Schedule") sets forth certain basic terms of this Lease:

SCHEDULE

1.      Premises                            665 Clyde Avenue, Mountain View, CA

2.      Rentable Square Feet of Premises:   28,800 rsf

3.      Term                                Sixty (60) Months, Commencing on the
                                            Commencement Date
4.      Base Rent:

        Period from/to                      Monthly Rent
        --------------                      ------------

        Months 1-12                   $ 32,256.00
               13-60                  $ (See Section 2.c)


5.      Tenant's Share of CAM Charges:      24.42%

6.      Security Deposit:                   $ (See Section 17)

7.      Broker(s):                          Grubb & Ellis (Tenant)
                                            CPS (Landlord)

8.      Commencement Date                   February 1, 1997

9.      Landlord's Notice Address:          The Voit Companies
                                            1111 Broadway, Suite 1510
                                            Oakland, CA 94506
                                            RE: Cypress Business Park

        with a copy to:                     The Prudential Insurance
                                            Company of America
                                            2029 Century Park East, Suite 2050
                                            Los Angeles, CA 90067
                                            ATTN: Real Estate Investments,
                                            Vice President

        and                                 The Prudential Insurance
                                            Company of America
                                            4 Embarcadero Center Suite 2700
                                            San Francisco, CA 94111
                                            ATTN: Regional Counsel

10.     Tenant's Notice Address:            Mpath Interactive, Inc.
                                            665 Clyde Ave
                                            Mountain View, CA 94043
                                            ATTN: General Manager

11.  Exhibits:                              A.  Floor Plan

                                            B.  Tenant Improvement Agreement

                                            C.  Commencement Date Memorandum

                                            D.  Rules and Regulations

1.  DEMISING CLAUSE

Landlord leases to Tenant and Tenant leases from Landlord the premises (the "Premises") described in Item 1 of the Schedule and shown on the plan attached
                         ------
hereto as Exhibit A. subject to the covenants and conditions set forth in this
          ---------
Lease, for a term (the "Term") commencing on the date described in Item 8 of the
                                                                   ------
Schedule (the "Commencement Date") and expiring on the last day of the Term specified in the Schedule (the "Expiration Date"), unless terminated earlier as otherwise provided in this Lease.

2.  RENT

a.  Definitions. For purposes of this Lease, the following terms shall have the
    -----------
following meanings:

i. "Common Areas" shall mean the parking, landscaping, sidewalks and other common areas of the Project.

ii.  "Project" shall mean the project commonly known as Cypress Business Park.

iii. "Expenses" shall mean (1) all of Landlord's direct costs and expenses of operation, repair and maintenance of the Building and Common Areas, including, without limitation, reasonable management fees related to the Project, all as determined by Landlord in accordance with generally accepted accounting principles or other recognized accounting principles, consistently applied; (2) costs, or a portion thereof, properly allocable to the Building or Common Areas of any capital improvements made to the Building or Common Areas by Landlord which comprise labor-saving devices or other equipment which improves the operating efficiency of any system within the Building or Common Areas (such as an energy management computer system), the costs, or allocable portion thereof, to be amortized over the useful life thereof (as determined by generally accepted accounting principles), together with interest upon the amortized balance at a rate of ten percent (10%); and iv. costs properly allocable to the Building or Common Areas of any capital improvements made to the Building or Common Areas by Landlord that are required under any governmental law or regulation that was not applicable to the Building and Common Areas at the time the Commencement Date occurs, or that are reasonably required for the health and safety of tenants in the Building, the costs, or allocable portion thereof, to be amortized over the useful life thereof (as determined by generally accepted accounting principles), together with interest upon the unamortized balance at the rate of ten percent (10%).

v. "Rent" shall mean Base Rent, Adjustment Rent, and any other sums or charges due from Tenant hereunder. This Lease is intended to be a triple net lease, with all costs, expenses and charges (including the Expenses) to be paid by Tenant except as otherwise specifically provided in this Lease.

vi. "Taxes" shall mean all taxes, assessments and fees levied upon the Building, the property of Landlord located therein or the rents collected therefrom, by any governmental entity based upon the ownership, leasing, renting or operation of the Building, including all costs and expenses of protesting any such taxes, assessments or fees in good faith. Taxes shall not include any net income, capital stock, succession, transfer, franchise, gift, estate or inheritance taxes interest on taxes or penalties resulting from Landlord's failure to pay taxes, any increases in taxes attributable to additional improvements to the Building unless such improvements are constructed for the benefit of all tenants of the Project, real estate taxes resulting from overstandard improvements made by other tenants or any assessments for public improvements to the extent prepaid in advance of the date due pursuant to any applicable amortization schedule; provided, however, if at any time during the Term, a tax or excise on income is levied or assessed by any governmental entity, in lieu of or as a substitute for, in whole or in part, real estate taxes or other ad valorem taxes, such tax shall constitute and be included in
               ----------
Taxes. For the purpose of determining Taxes for any given year, the amount to be included for such year (a) from special assessments payable in installments shall be the amount of the installments (and any interest) due and payable during such year, and (b) from all other Taxes shall be the amount due and payable in such year.


vii. "Tenant's Share" shall mean the percentage set forth in Item 5 of the Schedule.

b.  Components of Rent. Tenant agrees to pay the following amounts to Landlord
    -----------
at the office of the Building or at such other place as Landlord designates in writing to Tenant reasonably in advance:

i. Base rent ("Base Rent") to be paid in monthly installments in the amounts set forth in Item 4 of the Schedule, in advance on or before the first day of
             ------
each month of the Term, without demand, except that Tenant shall pay the first month's Base Rent upon execution of this Lease.

ii. Adjustment rent ("Adjustment Rent") in an amount equal to Tenant's Share of Expenses and Taxes for any calendar year. Prior to each calendar year, or as soon as reasonably possible, Landlord shall estimate and notify Tenant of the amount of Adjustment Rent due for such year, as shown in said statement, and Tenant shall pay Landlord one-twelfth of such estimate on the first day of each month during such year. Such estimate may be revised by Landlord whenever it obtains information relevant to making such estimate more accurate. Within one hundred twenty (120) days after the end of each calendar year, Landlord shall deliver to Tenant a statement setting forth in reasonable detail the actual Expenses and Taxes for such calendar year and a statement of the amount of Adjustment Rent that Tenant has paid and is payable for such year. Within thirty
(30) days after receipt of such statement, Tenant shall pay to Landlord the amount of Adjustment Rent due for such calendar year minus any payments of estimated Adjustment Rent made by Tenant for such year. If Tenant's estimated payments of Adjustment Rent exceed the amount due Landlord for such calendar year, Landlord shall apply such excess as a credit against Tenant's other obligations under this Lease or promptly refund such excess to Tenant unless the Term has already expired, and Tenant is not in default hereunder beyond any applicable cure period, in which case such amount shall be refunded to Tenant. In no event will Tenant be entitled to interest on any amount overpaid by Tenant hereunder.

c. Increase of Rent. The Base Rent shall be adjusted upward every year of the term hereof, based on the increase in the Consumer Price Index ("CPI"). The first increase in Base Rent pursuant to this paragraph shall be effective beginning with the rent payable on the first (1st) day of the thirteenth (13th) month of the Term, and subsequent increases shall be effective every twelve (12) months thereafter. Rent shall be determined based on the increase in the CPI from the Commencement Date, or the last Rent Determination Date (as defined herein), as the case may be, to a date that is thirty (30) days prior to the effective date of any increase hereunder (the "Rent Determination Date"). "CPI" shall mean the Consumer Price Index for Urban Wage Earners and Clerical Workers (Revised Series) (CPI-W), All Items, for the locality in which the Building is located (1982-1984 equals 100) of the United States Department of Labor Bureau of Labor Statistics, over the relevant period. If such index is no longer published at any time, the Consumer Price Index shall mean a comparable index selected by Landlord. Notwithstanding the foregoing, in no event shall the Base Rent for any twelve month period covered hereby be less than the Base Rent in effect on any Rent Determination Date, and in no event shall any increase under this paragraph be less than three percent (3%), nor more than seven percent (7%) of the rent in effect as of the Rent Determination Date. Landlord shall notify Tenant as soon as possible following the Rent Determination Date of the Base Rent applicable for the next twelve month period.

d.  Payment of Rent. The following provisions shall govern the payment of Rent:
    ---------------
i. if this Lease commences or ends on a day other than the first day or last day of a calendar month, respectively, the Rent for such month shall be prorated accordingly; ii. all Rent shall be paid to Landlord without offset or deduction, and the covenant to pay Rent shall be independent of every other covenant in this Lease; iii. any sum due from Tenant to Landlord which is not paid within thirty (30) days of the date due shall bear interest from the date due until the date paid at the annual rate of the lower of twelve percent (12%) per annum or the maximum rate permitted by law (the "Default Rate"); and, in addition, in recognition of the fact that Landlord will incur certain administration costs and other damages, the amount of which are not readily quantifiable, but of which the Late Charge (as defined herein) shall be an approximation, Tenant shall, in addition to interest at the Default Rate, pay Landlord a late charge for any Rent payment which is paid more than five (5) days after its due date equal to five percent (5%) of such payment (the "Late Charge"); iv. Tenant shall have the right to inspect Landlord's accounting records relative to Expenses and Taxes during normal business hours at any time within sixty (60) days following the furnishing to Tenant of the annual statement of Adjustment Rent; and, unless Tenant shall take written exception to any item in any such statement within such sixty (60) day period, such statement shall be considered as final and accepted by Tenant. In the event Tenant takes exception to any item, it shall specify the item objected to in reasonable detail and shall pay any and all charges other than the disputed when required hereunder; v. in the event of the termination of this Lease prior to the determination of any Adjustment Rent, Tenant's agreement to pay any such sums and Landlord's obligation to refund any such sums (provided Tenant is not in default hereunder) shall survive the termination of this Lease; vi. no adjustment to the Rent by virtue of the operation of the rent adjustment provisions in this Lease shall result in the payment by Tenant in any year of less than the Base Rent shown on the Schedule; vii. Landlord may at any time change the fiscal year of the Building; viii. each amount owed to Landlord under this Lease for which the date of payment is not expressly fixed shall be due within thirty days of Landlord's delivery of an invoice therefor; and ix. if Landlord fails to give Tenant an estimate of Adjustment Rent prior to the beginning of any calendar year, Tenant shall continue to pay Adjustment Rent at the rate for the previous calendar year until Landlord delivers such estimate, at which time Tenant shall pay retroactively the increased amount for all previous months of such calendar year, or any surplus shall be credited to the next payment of Adjustment Rent, or if the Lease has expired or been terminated, and there shall be no obligations outstanding of Tenant to Landlord under the Lease, shall be paid to Tenant promptly after discovery thereof. Landlord shall keep at the Building for a period of at least twelve (12) months after the expiration of each calendar year, full and accurate books, records and supporting documents in connection with Landlord's annual statement of Expenses and Taxes. Tenant shall have the right to challenge the accuracy of any Expenses or Taxes within the period specified herein after Tenant's receipt of the annual statement of Adjustment Rent, and, if Tenant challenges any Expenses or Taxes, Landlord shall make Landlord's books and supporting documents available to Tenant and Tenant may inspect the same. The Expenses and Taxes shall be appropriately adjusted on the basis of such audit. Tenant shall pay the cost and expense of such audit, unless such audit shows a discrepancy of at least four percent (4%) of Expenses or, as the case may be, Taxes, in which event Landlord shall pay the costs and expenses of such audit.

e.  Allocation of Rent Abatement for Tax Purposes. Landlord and Tenant agree
    ---------------------------------------------
that no portion of the Base Rent paid by Tenant during the portion of the term of this Lease occurring after the expiration of any period during which such rent was abated shall be allocated, for income tax purposes, nor is such rent intended by the parties to be allocable, for income tax purposes, to any abatement period.


3.  USE

a. Tenant agrees that it shall occupy and use the Premises only as general offices and for sales, and for software development and other related uses and for no other purposes. Tenant shall comply with all present and future federal, state and municipal laws, ordinances and regulations and all covenants, conditions and restrictions of record applicable to Tenant's use or occupancy of the Premises, provided that the terms of such covenants, conditions and restrictions do not conflict with or contravene the terms of this Lease. Without limiting the foregoing, Tenant shall not cause, nor authorize any hazardous or toxic substances to be brought upon, produced, stored, used, discharged or disposed of in, on or about the Premises, other than commercially reasonable amounts of such substances used for general office purposes ("Permitted Hazardous Substances"), without the prior written consent of Landlord and then only in compliance with all applicable environmental laws. If as a result of Tenant's use of the Premises i. the amount of insurance premiums payable by Landlord for insurance maintained for or in respect to the Building is increased, ii. any such insurance coverage is decreased, or iii. cancellation or refusal to renew any such insurance policy is threatened, Landlord shall so notify Tenant, whereupon Tenant shall immediately pay any such increased premium or cease any such use, failing which (or in the event of a threatened cancellation or refusal to renew any such insurance policy which may not be cured by the payment of an additional premium), Landlord shall have the right, in addition to Landlord's other rights and remedies hereunder, to terminate this Lease upon written notice to Tenant, effective on the date set forth in such notice.

b. "Hazardous Substance" shall mean the substances including within the definitions of the term "Hazardous Substance" under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., and the California Carpenter-Presley-Tanner
                       ------
Hazardous Substance Account Act, California Health & Safety Code Section 25300 et seq., and regulations promulgated thereunder, as amended. "Hazardous Waste"
   ------
shall mean (a) any waste listed as or meeting the identified characteristics of a "Hazardous Waste" under the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq., and regulations promulgated pursuant thereto,
                       ------
collectively "RCRA", or (b) any waste meeting the identified characteristics of "Hazardous Waste" under California Hazardous Waste Control Law, California Health and Safety Code Section 25100 et. seq., and regulations promulgated
                                         ------
pursuant thereto, collectively "CHWCL". "Hazardous Waste Facility" shall mean a hazardous waste facility as defined under CHWCL.

     i. Tenant covenants that, at its sole cost and expense, it will comply with all applicable laws, rules, regulations, orders, permits, licenses and operating plans of any governmental authority with respect to the use, handling, generation, transportation, storage, treatment and/or disposal of hazardous substances or wastes, and Tenant will provide Landlord with copies of all permits, registrations or other similar documents that authorize Tenant to conduct any such activities in connection with its authorized use of the Premises. Additionally, Tenant agrees to comply with the Rules and Regulations attached hereto as Exhibit D, the requirements of
                                                  -----------
     the Board of Fire Underwriters or Landlord's insurance carrier, and to comply with covenants, conditions and restrictions ("CC&R's") applicable to the Building, provided that the terms of such covenants, conditions and restrictions do not conflict with or contravene the terms of this Lease.

     ii. Tenant agrees that it shall not operate on the Premises any facility required to be permitted or licensed as a Hazardous Waste Facility or for which interim status as such is required. Nor shall Tenant store any Hazardous Wastes on the Premises for ninety (90) days or more other than Permitted Hazardous Substances.



     iii. Tenant agrees to comply with all applicable laws, rules, regulations, orders, and permits relating to underground storage tanks (including any installation, monitoring, maintenance, closure and/or removal of such tanks) as such tanks are defined in California Health and Safety Code,
     Section 25281(u), including, without limitation, complying with California Health and Safety Code Sections 25280-25299.6 and the regulations promulgated thereunder. Tenant shall furnish to Landlord copies of all registrations and permits for any underground storage tanks installed or operated by Tenant.

     iv. If applicable, Tenant shall provide to Landlord in writing the following information and/or documentation at the Commencement Date and within sixty (60) days of any change in the required information and/or documentation:

          (1) A list of all hazardous substances and/or wastes that Tenant uses, handles, generates, transports, stores, treats or disposes in connection with its operations on the Premises that are not Permitted Hazardous Substances.

          (2) Copies of all Material Safety Data Sheets ("MSDS's") required to be completed with respect to operations of Tenant at the Premises in accordance with Title 8, California Code of Regulations Section 5194 or 42 U.S.C. Section 11021, or any amendments thereto. In lieu of this requirement, Tenant may provide a Hazardous Materials Inventory Sheet that details the MSDS's.

          (3) Copies of all hazardous waste manifests, as defined in Title 22, California Code of Regulations Section 66481, that Tenant is required to complete in all connections with its operations at the Premises.

          (4) A copy of any Hazardous Materials Management Plans required with respect to Tenant's operations.

          (5) Copies of any Contingency Plans and Emergency Procedures required of Tenant due to its operations in accordance with Title 22, Chapter 30, Article 20, of the California Code of Regulations, and any amendments thereto.

          (6) Copies of any biennial reports to be furnished to California Department of Health Services relating to hazardous substances or wastes.

          (7) Copies of all industrial waste water discharge permits.

     c. Tenant shall secure Landlord's prior written approval for any proposed receipt, storage, possession, use, transfer or disposal of "Radioactive Materials" or "Radiation", as such materials are defined in Title 17, California Code of Regulations Sections 30100(w) and (z) or possessing the characteristics of the materials so defined, which approval Landlord may withhold in its sole and absolute discretion. The Tenant in connection with any authorized receipt, storage, possession, use, transfer or disposal of radioactive materials or radiation shall:

          i. Comply with all federal, state and local laws, rules, regulations, orders, licenses and permits;

          ii. Furnish Landlord with a list of all radioactive materials or radiation received, stored, possessed, used, transferred or disposed; and

          iii. Furnish Landlord with all licenses, registration materials, inspection reports, orders and permits in connection with the receipt, storage, possession, use, transfer or disposal or radioactive materials or radiation.


     d. Tenant agrees to comply with any and all applicable laws, rules, regulations, and orders with respect to the release into the environment by Tenant of any hazardous wastes or substances or radiation or radioactive materials. Tenant agrees to notify Landlord in writing of any unauthorized release into the environment within twenty-four (24) hours of the time at which Tenant becomes aware of such release.

     e. Tenant shall indemnify, defend, and hold Landlord harmless from any and all claims, losses, liabilities, costs, reasonable legal fees, and expenses of any sort arising out of or relating to any unauthorized release into the environment of hazardous substances or wastes or radiation or radioactive materials by Tenant or any of Tenant's agents, contractors or invitees, or Tenant's failure to comply with Subparagraphs (a)-(h) of this section of the Lease.

     f. Tenant agrees to cooperate with Landlord in furnishing Landlord with complete information regarding Tenant's receipt, handling, use, storage, transportation, generation, treatment and/or disposal of hazardous substances or wastes or radiation or radioactive materials. Upon request, Tenant agrees to grant Landlord reasonable access at reasonable times to the Premises to inspect Tenant's receipt, handling, use, storage, transportation, generation, treatment and/or disposal of hazardous substances wastes or radiation or radioactive materials without being deemed guilty of any disturbance of Tenant's use or possession and without being liable to Tenant in any manner. Notwithstanding the foregoing, Landlord agrees to conduct all such activities on the Premises in a manner such as to minimize, to the extent reasonable, any interruption to the business operations of Tenant or Tenant's use of the Premises. Additionally, Landlord shall have the right at any time during the term if it reasonably suspects that hazardous substances or hazardous wastes have been disposed at the Premises in a manner or in such amounts as would violate law, or within the last eight (8) months of the term, to conduct an environmental audit of the Premises at Tenant's expense, and Tenant shall reimburse Landlord for the cost of such audit within thirty (30) days after billing. Notwithstanding the foregoing, any investigation or inspection under this section f. shall be at Landlord's sole expense, unless such investigations demonstrate that the hazardous substances were introduced into the Premises or Project by Tenant or Tenant's agents, employees or contractors.

     g. Notwithstanding Landlord's rights of inspection and review under this paragraph, Landlord shall have no obligation or duty to so inspect or review, and no third party shall be entitled to rely on Landlord to conduct any sort of inspection or review by reason of the provisions of this paragraph.

     h. On or before the Commencement Date, Landlord shall provide Tenant with copies of any surveys in its possession regarding hazardous materials that may be located in the Premises or Common Areas. Landlord hereby warrants to Tenant that as of the date of this Lease, it has received no written notice that the Premises, Project or Common Areas are in violation of any applicable Hazardous Materials Laws. In addition, Tenant shall conduct any and all investigations of the Property as it shall deem suitable to assure itself of matters related to the environmental condition of the Property and shall rely on its own investigations in assessing the environmental condition of the Premises, Project and Common Areas.

     i.  This Section 3 of the Lease shall survive termination of the Lease.



4.  CONDITION OF PREMISES


Landlord warrants that the mechanical, electrical, plumbing and other building systems, truck door, and the roof, sidewalks, parking areas and other structural components of the building and the Common Areas are in good operating condition as of the date of delivery of the Premises to Tenant for the purposes of Tenant's commencement of its construction. Landlord further warrants that as of the date of delivery of the Premises to Tenant for the purposes of Tenant's commencement of its construction, it has received no written notice that the buildings or Common Areas are in violation of any applicable building codes or laws, including, without limitation, the Americans with Disabilities, Act, Title 24 or any relevant seismic or structural requirements. Subject to the foregoing representations and warranties of Landlord, Tenant's taking possession of the Premises shall be conclusive evidence that the Premises were in good order and satisfactory condition when Tenant took possession, subject to the provisions of

Exhibit B and Landlord's representations set forth in the preceding sentence. No
---------
agreement of Landlord to alter, remodel, decorate, clean or improve the Premises or the Building (or to provide Tenant with any credit or allowance for the same), and no representation regarding the condition of the Premises or the Building or the suitability of the Premises, Building or Project for Tenant's business, have been made by or on behalf of Landlord or relied upon by Tenant, except as provided in Exhibit B
                      ---------


5.  BUILDING SERVICES

a.  Basic Services. Landlord shall provide landscaping services to the Project
    --------------
and shall repair and maintain and operate the parking, sidewalks and other Common Areas associated with the Project, in a manner consistent with properties of similar age, condition and use in the Mountain View, California area, the cost of which shall be charged as Expenses.

b.  Electricity. The Premises shall be separately metered for electrical use.
    -----------
Electricity shall be distributed to the Premises by the electric utility company serving the Building. Tenant at its cost shall make all necessary arrangements with the electric utility company for metering and paying for electric current furnished to the Premises.

c.  Telephones. Tenant shall arrange for telephone service directly with one or
    ----------
more of the public telephone companies servicing the Building and shall be solely responsible for paying for such telephone service. If Landlord acquires ownership of the telephone cables in the Building at any time, Landlord shall permit Tenant to connect to such cables on such terms and conditions as Landlord may reasonably prescribe. In no event does Landlord make any representation or warranty with respect to telephone service in the Building, and Landlord shall have no liability with respect thereto, unless an interruption in service shall occur due to the gross negligence or willful misconduct of Landlord or its agents, and provided further that in no event shall Landlord be liable for any consequential damages related to such interruption in service.

d.  Additional Services. Tenant shall contract for its own Water, Gas, Garbage
    -------------------
Collection, Janitorial, Maintenance of the HVAC (as defined herein) unless Landlord shall elect to maintain the HVAC pursuant to Section 8.b hereof and other equipment serving the Premises and all other services that are not the responsibility of the Landlord hereunder. Landlord shall not be obligated to furnish any services other than those stated above.

e.  Failure or Delay in Furnishing Services. Tenant agrees that Landlord shall
    ---------------------------------------
not be liable for damages for failure or delay in furnishing any service by any of the public utilities that are required to furnish any such service,, unless an interruption in service shall occur due to the gross negligence or willful misconduct of Landlord or its agents, and provided further that in no event shall Landlord be liable for any consequential damages related to such interruption in service, nor shall any such failure or delay be considered to be an eviction or disturbance of Tenant's use of the Premises, or relieve Tenant from its obligation to pay any Rent when due or from any other obligations of Tenant under this Lease.

6.  RULES AND REGULATIONS

Tenant shall observe and comply, and shall cause its subtenants, assignees, invitees, employees, contractors and agents to observe and comply, with the Rules and Regulations listed on Exhibit "D" attached hereto and with such reasonable modifications and additions thereto as Landlord may make from time to time, provided in the event of a conflict between any such modifications and the terms of this Lease, the terms of this Lease shall prevail. Landlord shall not be liable for failure of any person to obey the Rules and Regulations. Landlord shall not be obligated to enforce the Rules and Regulations against any person, and the failure of Landlord to enforce any such Rules and Regulations shall not constitute a waiver thereof or relieve Tenant from compliance therewith, provided, however, that Landlord shall not enforce such Rules and Regulations in a manner which unreasonably interferes with Tenant's use of the Premises.


7.  CERTAIN RIGHTS RESERVED TO LANDLORD

Landlord reserves the following rights, each of which Landlord may exercise without notice to Tenant and without liability to Tenant, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant's use or possession of the Premises and shall not give rise to any claim for set-off or abatement of rent or any other claim: a. to change the name or street address of the Building or the suite number of the Premises; b. to install, affix and maintain any and all signs on the exterior or interior of the Building; c. to make repairs, decorations, alterations, additions, or improvements, whether structural or otherwise, in and about the Building, and for such purposes to enter upon the Premises, temporarily close doors, corridors and other areas in the Building and interrupt or temporarily suspend services or use of common areas, and Tenant agrees to pay Landlord for overtime and similar expenses incurred if such work is done other than during ordinary business hours at Tenant's request; d. to retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises; e. to grant to any person or to reserve unto itself the exclusive right to conduct any business or render any service in the Building; f. to show or inspect the Premises at reasonable times and, if vacated, to prepare the Premises for reoccupancy; g. to install, use and maintain in and through the Premises pipes, conduits, wires and ducts serving the Building, provided that such installation, use and maintenance does not unreasonably interfere with Tenant's use of the Premises; and h. to take any other action which Landlord deems reasonable in connection with the operation, maintenance, marketing, or preservation of the Building. In the case of any of the actions described in subsections a, c, f and g, Landlord will provide tenant with reasonable advance written notice of the occurrence or scheduling of the relevant event.


8.  MAINTENANCE AND REPAIRS

a.  Tenant's Obligation. Except as provided in subsection b, below Tenant, at
    -------------------
all times during the Term and at Tenant's sole cost and expense, shall keep the interior, non-structural portions of the Premises and every part thereof, including, without limitation, the Heating, Ventilation and Air Conditioning ("HVAC") and other systems serving the Premises unless Landlord shall elect to maintain the HVAC pursuant to Section 8.b hereof and Building in good condition
                              -----------
and repair, ordinary wear and tear and items that are the obligation of Landlord under this Lease excepted. However, in no event shall Tenant's obligation to repair under this subsection extend to (i) damage and repairs covered under any insurance policy carried by Landlord in connection with the Building; (ii) damage caused by any defects in the design, construction or materials of the Building, including the Premises and improvements installed therein by Landlord;
(iii) damage caused in whole or in part by the negligence or willful misconduct of Landlord or Landlord's agents, employees, invitees or licensees, except to the extent such repairs would be covered by a policy of insurance required to be maintained by Tenant under this Lease, (iv) repairs covered under Expenses; (v) reasonable wear and tear; (vi) conditions covered under any warranties of Landlord's contractors; or (vii) damage by fire and other casualties, or acts of governmental authorities, or acts of God and the elements. Tenant shall, when and if needed, make all repairs to the interior, non-structural portions of the Premises, including, but not limited to; painting of the interior ceiling and floors, painting of the interior, windows, doors, plate glass and all plumbing electrical and sewage located in the Premises. Tenant hereby waives all right to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises as provided in California Civil Code Section 1942 or any other law, statute or ordinance now or hereafter in effect.

b.  Landlord's Obligations. Landlord, at Landlord's expense, shall repair and
    ----------------------
maintain the roof, foundations and structural exterior walls of the Building except for repairs are caused in whole or in part by the negligence or willful misconduct of Tenant, its agents, servants, employees or invitees, except to the extent any such repairs would be covered by a policy of insurance required to be maintained by Landlord pursuant to this Lease, in which case Tenant shall pay to Landlord the cost of the maintenance and repairs caused in whole or in part by Tenant and not covered or potentially covered by insurance. Landlord may, at its option, elect to contract for the maintenance of the HVAC and charge the allocable costs thereof to Tenant. There shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to the fixtures, appurtenances and equipment therein caused by the gross negligence or willful misconduct of Landlord or its agents, and provided further that in no event shall Landlord be liable for any consequential damages related to any such activities. Landlord shall maintain the Common Areas subject to reimbursement of its expenses pursuant to Section 2. Notwithstanding the foregoing, Tenant shall be solely responsible, at Tenant's sole expense, to perform any alterations which are required due to Tenant's particular use or configuration of the Premises (as opposed to office or industrial uses generally) or because of any alterations voluntarily made to the Premises by Tenant. Landlord shall be responsible, at Landlord's sole expense, for making, maintaining and repairing any other alterations to the Premises or Building required by law.


9.  ALTERATIONS

a.  Requirements. Tenant shall not make any replacement, alteration, improvement
    ------------
or addition to or removal from the Premises (collectively an "Alteration") that shall either (a) cost in excess of $10,000 or (b) affect a Building system, or the Building structure or external appearance without the prior written consent of Landlord, which consent shall not be unreasonably withheld unless such Alteration affects the structure or systems of the Building, the exterior appearance of the Building or affects any other tenant's premises, in which case Landlord may withhold its consent of any reason. Alterations permitted hereunder without the consent of Landlord will be referred to as "Permitted Alterations." In the event Tenant proposes to make any Alteration that is not a Permitted Alteration, Tenant shall, prior to commencing such Alteration, submit to Landlord for prior written approval: i. detailed plans and specifications; ii. the names, addresses and copies of contracts for all contractors; iii. all necessary permits evidencing compliance with all applicable governmental rules, regulations and requirements; iv. certificates of insurance in form and amounts required by Landlord, naming Landlord, its managing agent, and any other parties designated by Landlord as additional insureds; and v. all other documents and information as Landlord may reasonably request in connection with such Alteration. Tenant agrees to pay Landlord's reasonable charges for review of all such items and supervision of any Permitted Alteration. Neither approval of the plans and specifications nor supervision of the Alteration by Landlord shall constitute a representation or warranty by Landlord as to the accuracy, adequacy, sufficiency or propriety of such plans and specifications or the quality of workmanship or the compliance of such Alteration with applicable law. Tenant shall pay the entire cost of the Alteration. Each Alteration shall be performed in a good and workmanlike manner, in accordance with the plans and specifications approved by Landlord, and shall meet or exceed the standards for construction and quality of materials established by Landlord for the Building. In addition, each Alteration shall be performed in compliance with all applicable governmental laws and regulations and insurance company requirements. Each Permitted Alteration shall, at the option of Tenant, be performed by Landlord or under Landlord's supervision, and all Alterations shall be made in harmony with Landlord's employees, contractors and other tenants. Each Alteration, whether temporary or permanent in character, made by Landlord or Tenant in or upon the Premises (excepting only Tenant's furniture, personal property, equipment and trade fixtures) shall become Landlord's property and shall remain upon the Premises at the expiration or termination of this Lease without compensation to Tenant; provided, however, that Landlord shall have the right to require Tenant to remove such Alteration at Tenant's sole cost and expense in accordance with the provisions of Section 14 of this Lease, which required removal shall be specified by Landlord when Landlord consents to Tenant's requested Alterations.

b.  Liens. In the case of any alteration performed by Tenant, upon completion of
    -----
any alteration, Tenant shall promptly furnish Landlord with sworn owner's and contractors' statements and full and final waivers of lien covering all labor and materials included in such alteration. Tenant shall not permit any mechanic's lien to be filed against the Building, in connection with any work conducted by Tenant, or any part thereof, arising out of any alteration performed, or alleged to have been performed, by or on behalf of Tenant. If any such lien is filed, Tenant shall within ten (10) days thereafter have such lien released of record or diligently contest and deliver to Landlord a bond in form, amount, and issued by a surety satisfactory to Landlord, indemnifying Landlord against all costs and liabilities resulting from such lien and the foreclosure or attempted foreclosure thereof. If Tenant fails to have such lien so released or to contest and deliver such bond to Landlord, Landlord, without investigating the validity of such lien, may pay or discharge the same; and Tenant shall reimburse Landlord upon demand for the amount so paid by Landlord, including Landlord's expenses and attorneys' fees.

c. Americans With Disabilities Act. Tenant shall perform, at Tenant's sole expense, any alterations to the Premises or Building required by Title III of the Americans with Disabilities Act of 1990 and the regulations promulgated thereunder (collectively, the "ADA") as a result of either (i) Tenant's use of the Premises as a "public accommodation" (as defined by the ADA), (ii) alterations voluntarily made to the Premises by Tenant or (iii) the employment by Tenant at the Premises of persons entitled to make a claim under the ADA.


10.    INSURANCE AND INDEMNIFICATION

In consideration of the leasing of the Premises at the Rent stated herein, Landlord and Tenant agree to provide insurance and allocate the risks of loss as follows:

a.  Tenant's Insurance. Tenant, at its sole cost and expense but for the mutual
    ------------------
benefit of itself and Landlord, agrees to purchase and keep in force and effect during the Term hereof, insurance which is available at commercially reasonable rates and otherwise commonly carried by tenants in the area, under policies issued by insurers licensed to do business in the state in which the Building is located with a Best's rating of A-, class VIII or higher on all alterations, additions, and improvements owned by Tenant, and on all personal property owned by Tenant located in the Premises, protecting Landlord and Tenant from damage or other loss caused by perils covered under such property coverage as may be maintained by prudent an Tenants in the market area of the Project in amounts not less than the full insurable replacement value of such property. Such insurance shall provide that it is specific and not contributory and shall name the Landlord and its management agent as additional insureds and shall contain an agreed amount endorsement.

Tenant also agrees to maintain commercial general liability insurance covering Tenant as the insured party, and naming Landlord and its managing agent as an additional insured, against claims for bodily injury and death and property damage occurring in or about the Premises, with limits of not less than One Million Dollars ($1,000,000.00) per occurrence, Two Million Dollars ($2,000,000.00) general aggregate.

Tenant shall, prior to commencement of the Term, furnish to Landlord certificates evidencing such coverage, which certificates shall state that such insurance coverage may not be changed or canceled without at least thirty (30) days prior written notice to Landlord and Tenant. In the event Tenant shall fail to procure such insurance, Landlord may at its option, after giving Tenant no less than fourteen (14) days prior written notice of its election to do so, procure the same for the account of Tenant and the cost thereof shall be paid to Landlord as additional Rent upon receipt by Tenant of bills therefor. When used in this Section 10. A the term "Landlord" shall include Landlord's partners, officers, property managers, and employees and the employees and officers of Landlord's property managers and the term "Tenant" shall include Tenant's partners, beneficiaries, officers, agents, servants and employees.

b.  Landlord's Insurance. Landlord agrees to purchase and keep in force and
    --------------------
effect commercial general liability insurance in an amount not less than Three Million Dollars ($3,000,000.00) per occurrence and Five Million Dollars ($5,000,000.00) general aggregate, and All Risk property insurance with an agreed amount endorsement, on the Building and Common Areas, subject to the reimbursement of the full amount thereof as Expenses.

c.  Risk of Loss. By this Section 10, Landlord and Tenant intend that the risk
    ------------
of loss or damage as described above be borne by responsible insurance carriers to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and to seek recovery only from, their respective insurance carriers in the event of a loss of a type described above to the extent that such coverage is agreed to be provided hereunder. For this purpose, any applicable deductible amount shall be treated as though it were recoverable under such policies. Landlord and Tenant agree that applicable portions of all monies collected from such insurance shall be used toward the full compliance with the obligations of Landlord and Tenant under this Lease in connection with damage resulting from fire or other casualty, unless this Lease is terminated in connection with such casualty pursuant to the provisions hereof. Landlord and Tenant shall both obtain from their respective property insurance carriers endorsements waiving any rights of subrogation such carrier may have as a result of a claim by the insured.

d.  Indemnification of Landlord. Tenant shall indemnify and defend Landlord, its
    ---------------------------
employees and agents and save them harmless from and against any and all loss and against all claims, actions, damages, liability and expenses, in connection with loss of life, bodily and personal injury, or property damage arising from any occurrence in, upon or at the Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees or invitees or by anyone permitted to be on the Premises by Tenant, except to the extent caused by the sole negligence or willful misconduct of Landlord, its employees or agents. Landlord shall indemnify and defend Tenant, its employees and agents and save them harmless from and against any and all loss and against all claims, actions, damages, liability and expenses, in connection with loss of life, bodily and personal injury, or property damage arising from the negligence or willful misconduct of Landlord or Landlord's agents, employees or contractors. In case an indemnified party hereunder shall be made a party to any litigation commenced by or against it, the indemnifying party shall pay all costs, expenses, and reasonable attorneys' fees incurred or paid by them in connection with such litigation. The obligations assumed herein shall survive the expiration or sooner termination of this Lease, unless specifically provided to the contrary hereunder.

11.  FIRE OR OTHER CASUALTY

a.  Destruction of the Building. If fifty percent (50%) of the area of the
    ---------------------------
Building should be substantially destroyed by fire or other casualty, either party hereto may, at its option, terminate this Lease by giving written notice thereof to the other party within thirty (30) days of such casualty. Notwithstanding the foregoing, if the Premises is not affected by such casualty, Landlord may not terminate this Lease unless the leases of any other the tenants in the Building are also terminated. In such event, Rent shall be apportioned to and shall cease as of the date of such casualty. In the event neither party exercises this option, then the Premises shall be reconstructed and restored as set forth below.

b. Destruction of the Premises. If the Premises should be rendered untenantable for the purpose for which they were leased, by fire or other casualty, but the Building is not substantially destroyed as provided above, then the parties hereto shall have the following options:

i. If, in Landlord's reasonable judgment, the Premises cannot be reconstructed or restored within one hundred eighty (180) days of such casualty to substantially the same condition as they were prior to such casualty, Landlord shall so notify Tenant within thirty (30) days of the casualty and either Landlord or Tenant may elect, within fifteen (15) days thereafter, to terminate this Lease. If Tenant makes no election within such fifteen (15) day period, Landlord shall then have the right, to be exercised within fifteen (15) days following the expiration of Tenant's election period, by giving written notice to Tenant, to reconstruct and restore the Premises to substantially the same condition as they were prior to the casualty. In such event this Lease shall continue in full force and effect to the balance of the term, upon the same terms, conditions and covenants as are contained herein; provided, however, that the Rent shall be abated in the proportion which the approximate area of the damaged portion bears to the total area in the Premises from the date of the casualty until substantial completion of the reconstruction of the Premises. If Landlord fails to exercise such right, this Lease shall be terminated as of the date of the casualty, to which date Rent shall be apportioned and shall thereafter cease.

Notwithstanding the above, if the casualty occurs during the last twelve (12) months of the Term of this Lease, and the relevant restoration cannot be completed in thirty (30) days, either party hereto shall have the right to terminate this Lease as of the date of the casualty, which right shall be exercised by written notice to be given by either party to the other party within thirty (30) days therefrom. If this right is exercised, Rent shall be apportioned to and shall cease as of the date of the casualty. If a casualty occurs during the last twelve (12) months of the term of the Lease, Tenant may not exercise any extension options without first obtaining Landlord's written consent.

ii. If, in Landlord's reasonable judgment, the Premises are able to be restored within one hundred eighty (180) days to substantially the same condition as they were prior to such casualty, Landlord shall so notify Tenant within fifteen (15) days of the casualty, and Landlord shall then proceed to reconstruct and restore the damaged portion of the Premises, at Landlord's expense, to substantially the same condition as it was prior to the casualty; Rent shall be abated in the proportion which the approximate area of the damaged portion bears to the total area in the Premises from the date of the casualty until substantial completion of the reconstruction repairs, and this Lease shall continue in full force and effect for the balance of the Term.

iii. In the event Landlord undertakes reconstruction or restoration of the Premises pursuant to subparagraph (i) or (ii) above, Landlord shall use reasonable diligence in completing such reconstruction repairs, but in the event Landlord fails to substantially complete the same within two hundred forty (240) days from the date of the casualty, except as a result of any of the occurrences set forth in subparagraph 25 (j) below, Tenant may, at its option, terminate this Lease upon giving Landlord written notice to that effect, whereupon both parties shall be released from all further obligations and liability hereunder.


12.  CONDEMNATION

If the Premises or the Building is rendered untenantable by reason of a condemnation (or by a deed given in lieu thereof), then either party may terminate this Lease by giving written notice of termination to the other party within thirty (30) days after such condemnation, in which event this Lease shall terminate effective as of the date that possession of such property is required to be delivered to the condemning authority. If this Lease so terminates, Rent shall be paid through and apportioned as of the date of such condemnation. If such condemnation does not render the Premises or the Building untenantable, this Lease shall continue in effect and Landlord shall promptly restore the portion not condemned to the extent reasonably possible to the condition existing prior to the condemnation. In such event, however, Landlord shall not be required to expend an amount in excess of the proceeds received by Landlord from the condemning authority. Landlord reserves all rights to compensation for any condemnation. Tenant hereby assigns to Landlord any right Tenant may have to such compensation, and Tenant shall make no claim against Landlord or the condemning authority for compensation for termination of Tenant's leasehold interest under this Lease or interference with Tenant's business.


13.  ASSIGNMENT AND SUBLETTING

a.  Landlord's Consent. Tenant shall not, without the prior written consent of
    ------------------
Landlord, which shall not be unreasonably withheld or delayed: i. assign, convey, mortgage or otherwise transfer this Lease or any interest hereunder, or sublease the Premises, or any part thereof, whether voluntarily or by operation of law; or ii. permit the use of the Premises by any person other than Tenant and its employees. Any such transfer, sublease or use described in the preceding sentence (a "Transfer") occurring without the prior written consent of Landlord shall be void and of no effect. Landlord's consent to any Transfer shall not constitute a waiver of Landlord's right to withhold its consent to any future Transfer. Landlord's consent to any Transfer or acceptance of rent from any party other than Tenant shall not release Tenant from any covenant or obligation under this Lease. Landlord may require as a condition to its consent to any assignment of this Lease that the assignee execute an instrument in which such assignee assumes the obligations of Tenant hereunder. For the purposes of this paragraph, the transfer (whether direct or indirect) of all or a majority of the capital stock in a corporate Tenant (other than the shares of the capital stock of a corporate Tenant whose stock is publicly traded) or the merger, consolidation or reorganization of such Tenant and the transfer of all or any general partnership interest in any partnership Tenant shall be considered a Transfer.

b.  Standards for Consent. If Tenant desires the consent of Landlord to a
    ---------------------
Transfer, Tenant shall submit to Landlord, at least thirty (30) days prior to the proposed effective date of the Transfer, a written notice which includes such information as Landlord may reasonably require about the proposed Transfer and the transferee, together with a non-refundable processing fee in the amount of five hundred dollars ($500.00). Tenant shall also pay all reasonable attorneys' or other fees and expenses incurred by

Landlord in connection with any proposed Transfer and paid to any third party, whether or not Landlord consents to such Transfer. Landlord's consent or lack thereof shall be provided within thirty (30) days of receipt of Tenant's notice. Landlord shall not be deemed to have unreasonably withheld its consent if, in the judgment of Landlord: i. the transferee is of a character or engaged in a business which is not in keeping with the standards or criteria used by Landlord in leasing the Building; ii. the financial condition of the transferee is such that it may not be able to perform its obligations in connection with this Lease; iii. the transferee is a tenant of or negotiating for space in the Building; iv. the transferee is a governmental unit; v. Tenant is in Default under this Lease; vi. in the judgment of Landlord, such a Transfer would violate any term, condition, covenant, or agreement of the Landlord involving the Building or any other tenant's lease within it; or vii. any other basis which Landlord reasonably deems appropriate. If Landlord wrongfully withholds its consent to any Transfer, Tenant's sole and exclusive remedy therefor shall be to seek specific performance of Landlord's obligation to consent to such Transfer.

c.  Recapture. Landlord shall have the right to terminate this Lease as to that
    ---------
portion of the Premises covered by a Transfer. Landlord may exercise such right to terminate by giving notice to Tenant at any time within thirty (30) days after the date on which Tenant has furnished to Landlord all of the items required under Section 13.b above. If Landlord exercises such right to terminate, Landlord shall be entitled to recover possession of, and Tenant shall surrender such portion of, the Premises (with appropriate demising partitions erected at the expense of Tenant) on the effective date of the proposed Transfer (the "Termination Date"). In the event of a recapture in response to Tenant's request to sublet a portion of the Premises, all liability or responsibility of Tenant with respect to such space shall terminate as of the Termination Date, except for liabilities that are expressly provided in this Lease to continue beyond the termination date hereof, and, on or before the Termination Date, Landlord and Tenant shall enter into an amendment to this Lease re-establishing the Base Rent and Tenant's Share as a result of such recapture. If Landlord exercises such right to terminate, Landlord shall have the right to enter into a lease with the proposed transferee without incurring any liability to Tenant on account thereof. If Landlord consents to any Transfer, Tenant shall pay to Landlord 50% of all rent and other consideration received by Tenant in excess of the Rent paid by Tenant hereunder for the portion of the Premises so transferred. Such rent shall be paid as and when received by Tenant. Tenant shall have the right to deduct from such excess rent, on a pro-rata basis, Tenant's reasonable costs and expenses directly related to the Transfer including, but not limited to, broker's commissions, tenant improvements, and legal fees.


14.  SURRENDER

Upon expiration or sooner termination of the Term or Tenant's right to possession of the Premises, Tenant shall return the Premises to Landlord in the condition delivered to Tenant, ordinary wear and damage by fire or other casualty or other cause beyond the control of Tenant excepted, provided Tenant shall remove the initial improvements constructed pursuant to Exhibit B hereto, if Landlord elects to have such improvements removed pursuant to Exhibit B requested by Landlord, at Tenant's sole cost and expense, prior to the surrender of the Premises, and restore any portions of the Premises damaged by such removal to the condition required under this paragraph. If Landlord requires Tenant to remove any alterations pursuant to Section 9, then such removal shall be done in a good and workmanlike manner; and upon such removal Tenant shall restore the Premises to its condition prior to the installation of such alterations, ordinary wear and damage by fire or other casualty or other cause beyond the control of Tenant excepted. If Tenant does not remove such alterations after request to do so by Landlord, Landlord may remove the same and restore the Premises; and Tenant shall pay the cost of such removal and restoration to Landlord upon demand. Tenant shall also remove its furniture, equipment, trade fixtures and all other items of personal property from the Premises prior to termination of the Term or Tenant's right to possession of the Premises. If Tenant does not remove such items, Tenant shall be conclusively presumed to have conveyed the same to Landlord without further payment or credit by Landlord to Tenant; or at Landlord's sole option such items shall be deemed abandoned, in which event Landlord may cause such items to be removed and disposed of at Tenant's expense, which shall be 115% of Landlord's actual cost of removal, without notice to Tenant and without obligation to compensate Tenant.


15.  DEFAULTS AND REMEDIES

     a.   Default. The occurrence of any of the following shall constitute a
          -------
default (a "Default") by

Tenant under this Lease: (i) Tenant fails to pay any Rent when due, including, without limitation, Adjustment Rent and such failure is not cured within five
(5) days after Tenant's receipt of written notice from Landlord (which notice may be in the form of a statutory notice to pay rent or quit); (ii) Tenant fails to perform any other provision of this Lease and such failure is not cured within thirty (30) days (or immediately if the failure involves a hazardous condition) after notice from Landlord, provided that Tenant shall not be deemed to be in default under this Section 15.a.(ii) if such default is incapable of cure within said period and Tenant has commenced to complete the cure of such default within said thirty (30) day period and proceeds diligently throughout the period to effect a cure; (iii) the leasehold interest of Tenant is levied upon or attached under process of law; (iv) Tenant vacates the Premises for more than forty-five (45) days without notice to Landlord; or (v) any voluntary or involuntary proceedings are filed by or against Tenant or any guarantor of this Lease under any bankruptcy, insolvency or similar laws and, in the case of any involuntary proceedings, are not dismissed within sixty (60) days after filing.

      b.   Remedies Upon Tenant's Default. Upon a Default, Landlord shall have
           ------------------------------
the following remedies, in addition to all other rights and remedies provided by law, equity, statute or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect Rent when due. During the period Tenant is in default, Landlord may enter the Premises and relet it, or any part of it, to third parties for Tenant's account, provided that any Rent in excess of the Rent due hereunder shall be payable to Landlord. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of cleaning and redecorating the Premises required by the reletting and like costs. Reletting may be for a period shorter or longer than the remaining Term of this Lease. Tenant shall pay to Landlord the Rent and other sums due under this Lease on the dates the Rent is due, less the Rent and other sums Landlord receives from any reletting. No act by Landlord allowed by this Section 15.b shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease.

     "The lessor has the remedy described in Civil Code Section 1951.4 (lessor may continue the lease in effect after lessee's breach or abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign subject only to reasonable limitations)."

Landlord may terminate Tenant's right to possession of the Premises at any time by giving written notice to that effect. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord shall have the right to remove all personal property of Tenant and store it at Tenant's cost and to recover from Tenant as damages: (1) the worth at the time of award of unpaid Rent and other sums due and payable which had been earned at the time of termination; plus (2) the worth at the time of award of the amount by which the unpaid Rent and other sums due and payable which would have been payable after termination until the time of award exceeds the amount of the Rent loss that Tenant proves could have been reasonably avoided; plus (3) the worth at the time of award of the amount by which the unpaid Rent and other sums due and payable for the balance of the Term after the time of award exceeds the amount of the Rent loss that Tenant proves could be reasonably avoided; plus (4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which, in the ordinary course of things, would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord: (a)in retaking possession of the Premises, including reasonable attorneys' fees and costs therefor; (b) maintaining or preserving the Premises for reletting to a new tenant, including repairs or alterations to the Premises for the reletting; (c)leasing commissions; (d) any other costs necessary or appropriate to relet the Premises; and (e) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State of California.

The "worth at the time of award" of the amounts referred to in Sections 15.b (1)
                                                                             ---
and (2) is computed by allowing interest at the lesser of twelve percent (12%)
    ----
per annum or the maximum rate permitted by law, on the unpaid Rent and other sums due and payable from the termination date through the date of award. The "worth at the time of award" of the amount referred to in Section 15.b.3 is computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, if Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

     c.  Other Remedies. Landlord may but shall not be obligated to perform any
         --------------
obligation of Tenant under this Lease and if Landlord so elects, all costs and expenses paid by Landlord in performing such obligation, together with interest at the Default Rate, shall be reimbursed by Tenant to Landlord on demand. Any and all remedies set forth in this Lease: (i) shall be in addition to any and all other remedies Landlord may have at law or in equity, (ii) shall be cumulative, and (iii) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future.

     d.  Bankruptcy. If Tenant becomes bankrupt, the bankruptcy trustee shall
         ----------
not have the right to assume or assign this Lease unless the trustee complies with all requirements of the United States Bankruptcy Code; and Landlord expressly reserves all of its rights, claims, and remedies thereunder.

     e.  Waiver of Trial by Jury. Landlord and Tenant waive trial by jury in the
         -----------------------
event of any action, proceeding or counterclaim brought by either Landlord or Tenant against the other in connection with this Lease.

     f.  Counterclaims. Tenant hereby waives the right to interpose any
         -------------
counterclaim other than a mandatory counterclaim, in any proceeding instituted by Landlord against Tenant to terminate the Lease, to obtain possession of the Premises, or to recover Rent.

     g.  Venue. If either Landlord or Tenant desires to bring an action against
         -----
the other in connection with this Lease, such action shall be brought in the federal or state courts located in the state in which the Building in located. Landlord and Tenant consent to the jurisdiction of such courts and waive any right to have such action transferred from such courts on the grounds of improper venue or inconvenient forum.

16.  HOLDING OVER

If Tenant retains possession of the Premises after the expiration or termination of the Term or Tenant's right to possession of the Premises, Tenant shall pay Base Rent during such holding over at one hundred twenty five percent (125%) the Base Rent in effect immediately preceding such holding over, together with Additional Rent and all other amounts payable under this Lease, computed on a monthly basis for each month or partial month that Tenant remains in possession. Tenant shall also pay, indemnify and defend Landlord from and against all claims and damages, consequential as well as direct, sustained by reason of Tenant's holding over. The provisions of this Section do not waive Landlord's right of re-entry or right to regain possession by actions at law or in equity or any other rights hereunder, and any receipt of payment by Landlord shall not be deemed a consent by Landlord to Tenant's remaining in possession or be construed as creating or renewing any lease or right of tenancy between Landlord and Tenant.


17.  SECURITY DEPOSIT

     a. On or before the Commencement Date, Tenant shall deliver to Landlord i. cash in the amount of $36,302.40 and ii. at Tenant's election as to the form of security, cash or a letter of credit having a term of at least one year (the "Letter of Credit") in an amount equal to the amounts expended by Landlord for leasing commissions and the amount reimbursed to Tenant for Tenant Improvements to be made pursuant to Exhibit B hereto, which amount is estimated by Landlord to be approximately $165,136.00 (the Additional Security Deposit). As of the second anniversary of the Commencement Date Landlord shall consider Tenant's financial condition and provided there shall have been no Default under the Lease during the preceding year and Tenant's financial condition shall be satisfactory to Landlord in its reasonable discretion, Landlord may agree to reduce the Additional Security Deposit by 20% each year for the remainder of the term. Notwithstanding anything to the contrary contained in this Lease, at no time shall the amount held by Landlord as security for the Tenant's performance under the Lease be less than $36,302.40 (the "Minimum Balance"). While any Letter of Credit is outstanding: 1. Tenant shall replace the letter of credit at least thirty (30) days before the due date thereof, and if Tenant does not do so within five (5) business days of Landlord's written request for replacement, Landlord shall be entitled to draw on the Letter of Credit for the full amount thereof and shall hold the proceeds thereof until applied as provided herein, or until Tenant delivers to Landlord a substitute Letter of Credit; 2. the issuing bank and the form of the Letter of Credit shall be satisfactory to Landlord in its sole discretion; 3. if Landlord shall transfer the property, Tenant shall cause its bank to issue a replacement letter of credit or amendment to any existing Letter of Credit naming the new owner as beneficiary, and if it fails to do so within ten (10) business days after Landlord's written request therefor, Landlord is authorized to cash the Letter of Credit and deliver the proceeds thereof to any successor owner; and 4) the Letter of Credit shall be security for Tenant's timely performance of its obligations hereunder, and if a Default shall occur under the Lease, Landlord may cash the Letter of Credit and apply the proceeds thereof as described in the next succeeding subsection of this Paragraph.

     b The Letter of Credit and any cash held by Landlord pursuant to the preceding subsection of this Paragraph (the "Security Deposit") shall be security for the performance of Tenant's obligations under this Lease. Upon the occurrence of a Default, Landlord may use all or any part of the Security Deposit for the payment of any Rent or for the payment of any amount which Landlord may pay or become obligated to pay by reason of such Default, or to compensate Landlord for any loss or damage which Landlord may suffer by reason of such Default. If any portion of the Security Deposit is used, Tenant shall within five (5) business days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit, except to the extent required by law. In no event shall the Security Deposit be considered an advanced payment of Rent, and in no event shall Tenant be entitled to use the Security Deposit for the payment of Rent. If no default by Tenant exists hereunder, the Security Deposit or any balance thereof shall be returned to Tenant within thirty (30) days after the expiration of the Term and vacation of the Premises by Tenant. Landlord shall have the right to transfer the Security Deposit to any purchaser of the Building. Upon such transfer, Tenant shall look solely to such purchaser for return of the Security Deposit; and Landlord shall be relieved of any liability with respect to the Security Deposit.


18.  [INTENTIONALLY DELETED]

19.  ESTOPPEL CERTIFICATE

Tenant agrees that, from time to time upon not less than twenty (20) days' prior request by Landlord, Tenant shall execute and deliver to Landlord a written certificate certifying: (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, a description of such modifications and that this Lease as modified is in full force and effect); (ii) the dates to which Rent has been paid; (iii) that Tenant is in possession of the Premises, if that is the case; (iv) that to the best of Tenant's knowledge, Landlord is not in default under this Lease, or, if Tenant believes Landlord is in default, the nature thereof in detail; (v) that Tenant has no off-sets or defenses to the performance of its obligations under this Lease (or if Tenant believes there are any off-sets or defenses, a full and complete explanation thereof); (vi) that the Premises have been completed in accordance with the terms and provisions hereof and that Tenant has accepted the Premises and the condition thereof and of all improvements thereto and has no claims against Landlord or any other party with respect thereto; and (vii) such additional matters as may reasonably be requested by Landlord, it being agreed that such certificate may be relied upon by any prospective purchaser, mortgagee, or other person having or acquiring an interest in the Building.

20.  SUBORDINATION

This Lease is and shall be expressly subject and subordinate at all times to (i) any ground or underlying lease of the Building, now or hereafter existing, and all amendments, renewals and modifications to any such lease, and (ii) the lien of any mortgage or trust deed now or hereafter encumbering fee title to the Building and/or the leasehold estate thereunder, and all amendments, renewals, modifications and extensions thereof unless such ground lease or ground lessor, mortgage or mortgagee, or trust deed or trustee or beneficiary, expressly provides or elects that the Lease shall be superior to such lease, mortgage, or trust deed. Without limiting the foregoing, such subordination may be effected by notice by any ground lessor, mortgagee, trustee or beneficiary to Tenant, or by a unilateral instrument of subordination executed by such mortgagee, trustee, or ground lessor and recorded in the records of the county in which the Building is located, without the necessity of written notice to or further agreement of Tenant. If any such mortgage or trust deed is foreclosed, or if any such ground lease is terminated, upon request of the mortgagee, holder or lessor, as the case may be and regardless of whether such mortgagee or lessee shall have subordinated its interest to the interest of Tenant under this Lease, Tenant will attorn to the purchaser at the foreclosure sale or to the lessor under such lease, as the case may be on the terms and conditions contained in this Lease, or shall execute a new lease with such purchaser at the foreclosure sale or to the lessor under such lease, as the case may be, on all of the terms and conditions contained in this Lease. The foregoing provisions are declared to be self-operative and no further instruments shall be required to effect such subordination and/or attornment; provided, however, that Tenant agrees upon request by any such mortgagee, holder, lessor or purchaser at foreclosure, to execute and deliver such subordination and/or attornment instruments as may be reasonably required by such person to confirm such subordination and/or attornment, or any other documents required to evidence superiority of the ground lease or mortgage, should ground lessor or mortgagee elect such superiority. Notwithstanding the foregoing, the effective subordination of this Lease to any existing or future mortgages, deeds of trust, other security interest or leases shall be subject to the fulfillment of the conditions precedent that (i) the holder of such mortgage or other lien on the Building or Premises shall agree that so long as Tenant is not in Default, the Lease shall not be terminated by foreclosure or sale pursuant to the terms of such mortgage or lien; and (ii) such subordination shall not otherwise materially restrict or limit the rights or increase the obligations of Tenant under this Lease. Landlord represents and warrants to Tenant as of the date of this Lease that it has not created nor to its knowledge is it obligated under any mortgage, deed of trust or ground lease affecting the Premises.

21.  QUIET ENJOYMENT

Landlord represents that it has the authority to enter into this Lease. As long as no Default exists, Tenant shall peacefully and quietly have and enjoy the Premises for the Term, free from interference by Landlord, subject, however, to the provisions of this Lease. The loss or reduction of Tenant's light, air or view will not be deemed a disturbance of Tenant's occupancy of the Premises nor will it affect Tenant's obligations under this Lease or create any liability of Landlord to Tenant.

22.  BROKER

Landlord and Tenant each warrants and represents for the benefit of the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for any Brokers specified in Item 7 of the Schedule, and that it knows of no other real estate broker or agent who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease.

  Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made by any broker (other than the Brokers stated in Item 7 of the Schedule) or individual for commissions or fees resulting from the actions of the indemnifying party in connection with this Lease. Landlord shall indemnify and hold harmless Tenant from and against any and all liabilities or expense arising out of claims made by the Brokers stated in Item 7 of the Schedule for commissions or fees in connection with this Lease. Landlord agrees to pay the Brokers stated in Item 7 of the Schedule a commission in accordance with a separate agreement between Landlord and such Brokers.

23.  NOTICES

All notices and demands to be given by one party to the other party under this Lease shall be given in writing, mailed or delivered to Landlord or Tenant, as the case may be, at the address set forth in the Schedule or at such other address as either party may hereafter designate. Notices shall be delivered by hand or by United States certified or registered mail, postage prepaid, return receipt requested, or by a nationally recognized overnight air courier service. Notices shall be considered to have been given upon the earlier to occur of actual receipt or two (2) business days after posting in the United States mail.

24.  MISCELLANEOUS

a.  Successors and Assigns. Subject to Section 14 of this Lease, each provision
    ----------------------
of this Lease shall extend to, bind and inure to the benefit of Landlord and Tenant and their respective legal representatives, successors and assigns; and all references herein to Landlord and Tenant shall be deemed to include all such parties. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean only the owner or owners of the Building at the time in question.

b.  Entire Agreement. This Lease, and the riders and exhibits, if any, attached
    ----------------
hereto which are hereby made a part of this Lease, represent the complete agreement between Landlord and Tenant; and Landlord has made no representations or warranties except as expressly set forth in this Lease. No modification or amendment of or waiver under this Lease shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

c.  Time of Essence. Time is of the essence of this Lease and each and all of
    ---------------
its provisions.

d. Execution and Delivery. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of space or an option for lease, and it is not effective until execution and delivery by both Landlord and Tenant. Execution and delivery of this Lease by Tenant to Landlord shall constitute an irrevocable offer by Tenant to lease the Premises on the terms and conditions set forth herein, which offer may not be revoked for fifteen (15) days after such delivery.

e.  Severability. The invalidity or unenforceability of any provision of this
    ------------
Lease shall not affect or impair any other provisions.

f.  Governing Law. This Lease shall be governed by and construed in accordance
    -------------
with the laws of the state in which the Building is located.

g.  Attorneys' Fees. In any action or proceeding which Landlord or Tenant brings
    ---------------
to enforce its respective rights hereunder or to enforce any judgment granted in connection therewith, the unsuccessful party shall pay all costs incurred by the prevailing party (whether or not the action or proceeding is pursued to judgment), including reasonable attorneys' fees, and said costs and attorneys' fees shall be a part of the judgment in said action, if a final judgment is entered in any such action.

h.  Delay in Possession. In no event shall Landlord be liable to Tenant if
    -------------------
Landlord is unable to deliver possession of the Premises to Tenant on the Commencement Date for causes outside Landlord's reasonable control. If Landlord is unable to deliver possession of the Premises to Tenant by the Commencement Date, the Commencement Date shall be deferred until Landlord can deliver possession to Tenant.

i.  Joint and Several Liability. If Tenant is comprised of more than one party,
    ---------------------------
each such party shall be jointly and severally liable for Tenant's obligations under this Lease.

j.  Force Majeure. Neither Landlord nor Tenant shall be in default hereunder,
    -------------
and neither party shall be excused from performing its obligations hereunder (except the obligation to pay Rent) due to any accident, breakage, strike, shortage of materials, acts of God or other causes beyond its reasonable control ("Force Majeure"), provided if a party is prevented from performing due to its financial condition, in no event shall this eventuality be deemed "beyond the reasonable control" of such party.

k.  Captions. The headings and titles in this Lease are for convenience only and
    --------
shall have no effect upon the construction or interpretation of this Lease.

l.  No Waiver. No receipt of money by Landlord from Tenant after termination of
    ---------
this Lease or after the service of any notice or after the commencing of any suit or after final judgment for possession of the Premises shall renew, reinstate, continue or extend the Term or affect any such notice or suit. No waiver of any default of Tenant shall be implied from any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and then only for the time and to the extent therein stated.

m.  Limitation of Liability. Any liability of Landlord under this Lease shall be
    -----------------------
limited solely to its interest in the Building and the current income and insurance proceeds thereof, and in no event shall any personal liability be asserted against Landlord in connection with this Lease nor shall any recourse be had to any other property or assets of Landlord.

25.  PARKING

     Tenant shall have the right to park in the Building's parking facilities in common with other tenants of the Building upon terms and conditions as may from time to time be established by Landlord, provided Tenant shall have at least 3.8 spaces per 1,000 rentable sq. ft of space occupied by Tenant allocated to it. Tenant acknowledges that parking is currently on a first-come, first-served basis. Tenant agrees not to use in excess of its proportionate share of parking facilities and agrees to cooperate with Landlord and other tenants in the use of the parking facilities. Landlord reserves the right, in its absolute discretion, to determine whether the parking facilities are becoming crowded and to allocate and assign parking spaces among Tenant and the other tenants. Landlord shall not be liable to Tenant, nor shall this Lease be affected, if any parking is impaired by moratorium, initiative, referendum, law, ordinance, regulation or order passed, issued or made by any governmental or quasi-governmental body.

26.  SIGNAGE

     Tenant shall be entitled to a monument sign identifying its Premises of a size and configuration consistent with the character of the Project and any other signs in the Project, provided the sign shall be reasonably visible from Highway 101 and provided further that the final plans relating to any such monument sign shall be approved by Landlord in its reasonable discretion.

27.  REPAIR OF DAMAGE

     On or before the Commencement Date of the Lease, Landlord shall repair to a condition comparable to the condition of areas of the Building not affected by such damage, certain water damage that exists to certain of the concrete in Tenant's Building.

28.  SATELLITE DISH

     Landlord shall not unreasonably withhold its consent to Tenant's installation of a satellite dish on the roof of the Building, provided (a) Landlord shall approve the plans and specifications relating to any such satellite dish, and the construction methods to be used in connection with any penetration of the roof membrane; (b) such dish shall be constructed in compliance with all applicable laws, rules, regulations and ordinances; (c) Tenant shall indemnify, defend and hold harmless Landlord against any and all losses, costs, damages or causes of action arising out of the installation or operation of the satellite dish; and (d) Tenant shall execute an agreement in the form customarily required by Landlord of its tenants setting forth the rights and obligations of Landlord and Tenant in connection with any such satellite dish

29.  RIGHT OF FIRST OFFER

     If at any time prior to nine (9) months before the expiration of the Term, Landlord shall seek to offer to lease the space covered by this Lease to third parties, Landlord shall provide Tenant with written notice of its intent to do so, and shall include in the notice a good faith summary of the terms on which it proposes to offer the space, including, without limitations, any terms that shall vary materially from the terms of this Lease. Provided there shall have been no Default under this Lease that shall remain uncured at the time that Tenant receives this notice, Tenant shall have ten (10) calendar days to accept or decline the terms set forth in Landlord's written notice by written notice by Tenant to Landlord. If Tenant fails to accept Landlord's offer within such ten
(10) day period, it shall be deemed to have declined to lease the space. If Tenant accepts Landlord's offer, then the parties shall enter into a new lease or an amendment of this Lease that shall incorporate the terms of Landlord's written offer to lease, within ten (10) business days after Tenant's acceptance. If Tenant declines or is deemed to have declined to Lease the space, or if Landlord's offer is not delivered nine (9) months prior to the expiration of the Term, Landlord may market the space at any time after Tenant declines the space or after the period beginning nine (9) months prior to the expiration of the Term, on such terms as Landlord shall deem appropriate in its discretion, without any further obligation to Tenant under this paragraph.

IN WITNESS WHEREOF, the parties hereto have executed this Lease in manner sufficient to bind them as of the day and year first above written.


                              LANDLORD:
                              --------



                              VOIT MANAGEMENT COMPANY, L.P., Managing
                              Agent for THE PRUDENTIAL INSURANCE COMPANY
                              OF AMERICA, a New Jersey Corporation



                              By: /s/ Mary Davis
                                  ---------------------------------------

                              Its: Vice President
                                  ---------------------------------------


                              TENANT:
                              ------

                              MPATH INTERACTIVE, INC., a Delaware corporation

                              By: /s/ Paul Matteucci
                                  ---------------------------------------

                              Title: Paul Matteucci, Pres, CEO
                                    -------------------------------------

                                                                       EXHIBIT A
                                                                  TO LEASE DATED
                                                               December __, 1996
                                                              Between Prudential
                                                     and Mpath Interactive, Inc.



                                   FLOOR PLAN

                                                                       EXHIBIT B
                                                                  TO LEASE DATED
                                                               December __, 1996
                                                              Between Prudential
                                                     and Mpath Interactive, Inc.



                  TENANT IMPROVEMENTS CONSTRUCTION AGREEMENT
                  ------------------------------------------
           (Tenant Designs and Constructs with Landlord Supervision)


This Tenant Improvements Construction Agreement("Agreement")is part of the Lease dated December --, 1996 between Prudential Insurance Company of America and MPath Interactive Inc. ("Lease") relating to certain premises ("Premises") which are more particularly described in Exhibit A of this Lease. Landlord and Tenant agree as follows with respect to the Tenant Improvements to be installed in the
Premises:


1.   PLANS AND SPECIFICATIONS. Plans and specifications and Working Drawings
     ------------------------
     sufficient for the construction of the Tenant Improvements to be installed in the Premises (the "Drawings") shall be prepared by Tenant's Architect ("Architect") and submitted to Landlord. Within ten (10) business days after Drawings have been delivered to Landlord, Landlord shall reasonably approve or disapprove the preliminary plans and specifications, provided Landlord shall specify in writing any objections it shall have to the Drawings. If Landlord fails to disapprove the Drawings, within fifteen (15) business days after delivery thereof to Landlord, the Drawings shall be deemed approved. If Landlord reasonably disapproves the Drawings, Landlord shall, in its notice of disapproval, provide sufficient information to Architect so that revised Drawings can be prepared. If Landlord and Tenant shall disagree on any aspect of the Drawings, Landlord and Tenant will meet and promptly attempt to resolve any differences. Architect shall revise the Drawings based on Landlord's suggested changes or the changes agreed between Landlord and Tenant, and resubmit the revised Drawings until the parties are able to agree on the final form of Drawings. The parties will agree on the final form of Drawings within twenty (20) business days of the date of Architect's initial submittal, provided in any and all events Landlord shall have at least three (3) business days to review and respond to the final version of the Drawings. The working drawings and specifications which have been approved by Landlord and Tenant are hereinafter referred to as the "Approved Working Drawings." At the time of final approval of the Working Drawings, Landlord shall specify which of the improvements shown on the Working Drawings shall be required to be removed by Tenant at Tenant's sole cost, upon the expiration of the Term and/or surrender of the Premises.

2.   CONSTRUCTION OF TENANT IMPROVEMENTS.
     -----------------------------------

     A.  Tenant Improvement Allowance. Tenant shall be granted an allowance in
         ----------------------------
         the amount of $100,800.00 ($3.50/rsf) to be applied for the purposes provided in this Agreement (the "Tenant Improvement Allowance").

     B.  Construction by Tenant. Tenant shall cause construction of the Tenant
         ----------------------
         Improvements to be completed in a good and workmanlike manner, in compliance with all laws, including, without limitation, any provisions of the Americans with Disabilities Act that may apply to the Tenant Improvements, and at Tenant's sole cost and expense (except for the items to be completed by Landlord hereunder), subject to the payment of the Tenant Improvement Allowance. Tenant shall competitively bid the work to be completed hereunder to at least two (2) general contractors satisfactory to Landlord, and shall select the lowest bid, after adjusting the assumptions of each bid to provide an "apples to apples" comparison of cost. The final Construction Contract, including, without limitation, the schedule of progress payments and the amount of retention provided therein shall be subject to the approval of Landlord. The Tenant Improvements cost ("Tenant Improvements Cost") to be paid by Landlord, up to the Tenant Improvement Allowance shall include, but not be limited to:

         (i) Costs to demolish the existing Tenant Improvements and fixtures on each floor;

         (ii)    [Intentionally Deleted];


         (iii) All costs of preliminary and final architectural and engineering plans, drawings and specifications for the Tenant Improvements, and engineering costs and calculations;

         (iv) All costs of obtaining building permits and other necessary authorizations from the applicable governmental authority (e.g., the City in which the Building is located);

         (v) All costs of interior design and finish schedule plans, drawings and specifications including as-built drawings;

         (vi) All direct and indirect costs of procuring and installing Tenant Improvements in the Premises, including the contractor's fee for overhead and profit, the cost of all of contractor's on-site supervisory and administrative staff, office, equipment and temporary services provided in connection with construction of the Tenant Improvements;

         (vii) Costs of reinforcing floors, installing telecommunications and electrical facilities, equipment and wiring necessary for Tenant's use;

         (viii)  Sewer connection fees, if any;

         (ix) A supervision Fee payable to Landlord in the amount of two percent (2%) of the total construction cost;

         (x) Fire and Builder's Risk insurance and public liability insurance premiums and fees maintained by Tenant's contractor during construction with respect to the work; and

         (xi) Tenant's moving costs and the costs to cable the Premises for telephone and electrical service.

3.   PAYMENT OF TENANT IMPROVEMENT COSTS. Tenant shall on or after the date of
     -----------------------------------
     substantial completion of the work, present Landlord with a request for payment in an amount not to exceed the Tenant Improvement Allowance. Together with such request for payment, Tenant shall provide (a) a certificate of the Architect certifying the completion of the Tenant Improvements in accordance with the Approved Working Drawings; (b) invoices covering all items for which payment is requested; (c) unconditional, final waivers of lien from the Contractor and each subcontractor or materials supplier to be paid in connection with the work, covering the work performed by such contractor subcontractor or materials supplier (d) reasonably detailed working drawings showing the final improvements constructed by Tenant and (e) a conditional certificate of occupancy authorizing Tenant to occupy the Premises. If Tenant shall fail to provide full and final unconditional waivers of lien for the contractor and all subcontractors and material suppliers performing work or supplying materials in connection with the work, Landlord may withhold payment of the Tenant allowance until such time as the period for the filing of any liens in connection with the work has expired. Otherwise, Landlord shall pay the amount requested within twenty (20) days after Tenant's submittal of its request for payment, together with all supporting information. If Tenant prepares final "as-built" plans and specifications, it shall cause a copy thereof to be prepared for Landlord and shall deliver such copy to Landlord promptly after Tenant's receipt thereof. If the amount of the Tenant Improvement Allowance shall not be disbursed within sixty (60) days after the execution of the Commencement Date Memorandum, Landlord shall have no further obligation to fund or credit any remaining Tenant Improvement Allowance to Tenant

4.  [INTENTIONALLY DELETED]

5.   CHANGE REQUESTS. No material changes to the Approved Working Drawings shall
     ---------------
     be made without Landlord's prior approval, which approval shall not be unreasonably withheld or delayed beyond seven (7) business days; provided, however, that no change request shall affect the structure of the Building and provided further if such change request is not disapproved by Landlord within said seven (7) business day period, it will be deemed approved. Any changes to the Approved Working Drawings shall be in writing and shall be signed by both Landlord and Tenant prior to the change being made.

6.   COOPERATION. Landlord and Tenant shall cooperate and diligently assist the
     -----------
     architect, engineer or space planner in completing the Approved Working Drawings and specifications and the Contractor in completing construction of the Tenant Improvements. Tenant shall comply with Landlord's reasonable requirements in connection with the scheduling and conduct of the work in order to minimize an disruption to the operation of the Building.

7.   RENT COMMENCEMENT DATE. The "Commencement Date" of this Lease shall be
     ----------------------
     February 1, 1997. Notwithstanding the foregoing, Landlord shall deliver possession of the Premises to Tenant upon execution of this Lease by all parties, for the purposes of constructing its improvements thereon, subject to all of the terms and conditions of the Lease other than the obligation to pay Rent. The Commencement Date with respect to any portion of the Premises covered under this paragraph shall be deferred for one (1) day for each day of Landlord Delay. The parties shall execute a Commencement Date Memorandum in the form of Exhibit C to this Lease to confirm the Commencement Date of the Lease.

8. LANDLORD DELAY. The term "Landlord Delay" as used in this Lease shall mean
   --------------
any delay in the completion of work which is due to any act or omission of Landlord (wrongful, negligent or otherwise), its employees, agents or contractors (including acts or omissions while acting as agent or contractor for Tenant). The term Landlord Delay shall include, but shall not be limited to, any of the following, to the extent that such act or omission of Landlord actually delays Tenant in the completion of the Tenant Improvements: (i) delay in the giving of authorizations or approvals by Landlord beyond any period specified in the Lease; (ii) delay attributable to the acts or failure to act, whether willful, negligent or otherwise, of Landlord, its agents or contractors, where such acts or failures to act delay the completion of the Tenant Improvements; or
(iii) delay attributable to the interference of Landlord, its agents or contractors with the completion of the Tenant Improvements or the failure or refusal of any such part to permit Tenant, its agents or contractors, access to and use of the Building or any Building facilities or services, including loading docks, which access and use are required for the orderly and continuous performance of the work necessary to complete the Tenant Improvements. Tenant shall give Landlord written notice of any alleged Landlord Delay. If the actions giving rise to such Landlord Delay are not cured within one (1) business day of the date of receipt of such notice, and Tenant is, in fact, delayed in its completion of the Improvements by the alleged event, such event shall be deemed a "Landlord Delay" for the purposes of this Lease and the Commencement Date shall be delayed one (1) day for each day of Landlord Delay.

9.  [INTENTIONALLY DELETED]

10. INDEMNITY. Tenant shall at all times after delivery of the Premises to Tenant, during construction and prior to the Commencement Date, comply with any and all provisions of the Lease, except the obligation to pay Rent. Tenant shall indemnify defend and hold harmless Landlord and its agents, managers, employees, affiliates, subsidiaries, successors and assigns from and against any and all losses, claims (liquidated or unliquidated), damages, or expenses (including without limitation, attorney's fees and costs), arising out of or in connection with the work contemplated by this Agreement. The indemnity of Landlord by Tenant contained herein will survive termination of the Lease.

                                                                       EXHIBIT C
                                                                  TO LEASE DATED
                                                               December __, 1996
                                                              Between Prudential
                                                     and Mpath Interactive, Inc.



                         COMMENCEMENT DATE MEMORANDUM
                         ----------------------------


LANDLORD:  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation

TENANT:  MPATH INTERACTIVE, INC., a California corporation

LEASE DATE:  December __ ,1996

PREMISES:  665 Clyde Ave Mountain View, CA

Pursuant to Exhibit B of the above-referenced Lease, the Commencement Date
            ---------
hereby is established as ________________,19__, and the Expiration Date is hereby established as______________________
20__.


                                    Landlord

                                    VOIT MANAGEMENT COMPANY, L.P.,
                                    Managing Agent for THE PRUDENTIAL
                                    INSURANCE COMPANY OF AMERICA, a New
                                    Jersey Corporation



                                    By: ___________________________________

                                    Its: __________________________________


                                    TENANT

                                    MPATH INTERACTIVE, INC., a Delaware
                                    corporation

                                    By: ___________________________________

                                    Title: ________________________________

                                                                       EXHIBIT D
                                                                  TO LEASE DATED
                                                               December __, 1996
                                                              Between Prudential
                                                     and Mpath Interactive, Inc.



                                   EXHIBIT D
                                   ---------


                             RULES AND REGULATIONS
                             ---------------------


1. Except as provided in the Lease, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and with prior notice, any sign installed or displayed in violation of this rule.

2. Except as consented to in writing by Landlord or in accordance with Building standard improvements, no draperies, curtains, blinds, shades, screens or other devices shall be hung at or used in connection with any window or exterior door or doors of the Premises. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building or make any roof or terrace penetrations. Except for HVAC and maintenance personnel.

4. If Tenant requires a burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions for their installation.

5. Tenant shall not place a load upon any floor of the Premises which exceeds the maximum load per square foot which the floor was designed to carry (500 Ibs./sq.in.) and which is allowed by law. Tenant's business machines and mechanical equipment which cause noise or vibration which may be transmitted to any other tenant's premises, and which is objectionable to any reasonable tenants of the Project, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

6. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors or vibrations. No animal, except seeing eye dogs when in the company of their masters, may be brought into or kept in the Building.

7. Tenant shall close and lock the doors of its Premises, shut off all water faucets or other water apparatus and turn off all lights and other equipment which is not required to be continuously run. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or Landlord for noncompliance with this Rule.

8. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be placed therein. The expense of any breakage, stoppage or damage resulting from any violation of this rule shall be borne by the tenant if its employees or invitees, shall have caused it.

9. Tenant shall not, without the prior written consent of Landlord, install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

10. Following completion of the initial Tenant Improvements, Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord unless Landlord's approval is not required under the Lease. Tenant shall repair, or be responsible for the cost of repair of any damage resulting from noncompliance with this Rule.

11. Tenant shall store all its trash and garbage in a separate designated area. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal in a separate designated area.

12. Use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages and microwaving food shall be permitted, provided that the equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

13. Tenant shall not use the name of the Project in connection with or in promoting or advertising the business of Tenant, except as Tenant's address, without the written consent of Landlord.

14. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency. Tenant shall be responsible for any increased insurance premiums attributable to Tenant's use of the Premises, Building or Property.

15. Tenant assumes any and all responsibility for protecting its Premises from theft and robbery, which responsibility includes keeping doors locked and other means of entry to the Premises closed.

16. Tenant shall not use the Premises, or suffer or permit anything to be done on, in or about the Premises, which may result in an increase to Landlord in the cost of insurance maintained by Landlord on the Building and Common Areas.

17. Tenant shall not park its vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Building or other reserved parking spaces. Tenant shall not leave vehicles in the Building parking areas overnight, except for medical vans, nor park any vehicles in the Building parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks. Tenant, its agents, employees and invitees shall not park any one (1) vehicle in more than one
     (1) parking space.

18. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no waiver by Landlord shall be construed as a waiver of the Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing the Rules and Regulations against any or all of the tenants of the Building.

19. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

20. Landlord reserves the right to make other reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all Rules and Regulations herein above stated and any additional rules and regulations which are adopted.

21. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                                                                       EXHIBIT C
                                                                  TO LEASE DATED
                                                               December 24, 1996
                                                                        --
                                                              Between Prudential
                                                     and Mpath Interactive, Inc.



                         COMMENCEMENT DATE MEMORANDUM
                         ----------------------------


LANDLORD:  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation

TENANT:  MPATH INTERACTIVE, INC., a California corporation

LEASE DATE:  December 24 ,1996
                      --

PREMISES:  665 Clyde Ave Mountain View, CA


Pursuant to Exhibit B of the above-referenced Lease, the Commencement Date
            ---------
hereby is established as February 01,    ,1997, and the Expiration Date is
                         ----------------   --
hereby established as January 31
                      ----------

2002.
  --


                                    Landlord

                                    VOIT MANAGEMENT COMPANY, L.P.,
                                    Managing Agent for THE PRUDENTIAL
                                    INSURANCE COMPANY OF AMERICA, a New
                                    Jersey Corporation


                                    By: Mary Davis
                                        -----------------------------------

                                    Its: Vice President
                                         ----------------------------------


                                    TENANT

                                    MPATH INTERACTIVE, INC., a Delaware
                                    corporation

                                    By: Carolyn Benson
                                        -----------------------------------

                                    Title: Corporate Controller
                                           --------------------------------

                                                                       EXHIBIT C
                                                                  TO LEASE DATED
                                                               December 24, 1996
                                                                        --
                                                              Between Prudential
                                                     and Mpath Interactive, Inc.



                         COMMENCEMENT DATE MEMORANDUM
                         ----------------------------


LANDLORD:  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation

TENANT:  MPATH INTERACTIVE, INC., a California corporation

LEASE DATE:  December 24 ,1996
                      --

PREMISES:  665 Clyde Ave Mountain View, CA


Pursuant to Exhibit B of the above-referenced Lease, the Commencement Date
            ---------
hereby is established as February 01,    ,1997, and the Expiration Date is
                         ----------------   --
hereby established as January 31
                      ----------

2002.
  --


                                    Landlord

                                    VOIT MANAGEMENT COMPANY, L.P.,
                                    Managing Agent for THE PRUDENTIAL
                                    INSURANCE COMPANY OF AMERICA, a New
                                    Jersey Corporation



                                    By: Mary Davis
                                        -----------------------------------

                                    Its: Vice President
                                         ----------------------------------


                                    TENANT

                                    MPATH INTERACTIVE, INC., a Delaware
                                    corporation

                                    By: Carolyn Benson
                                        -----------------------------------

                                    Title: Corporate Controller
                                           --------------------------------

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:


Fremont Investment & Loan
175 N. Riverview Drive
Anaheim, California 92808
Attention: Commercial Real Estate
Loan No.: 950113206


--------------------------------------------------------------------------------
                    NONDISTURBANCE AND ATTORNMENT AGREEMENT



  THIS NONDISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made as of February 25, 1998, by and among MARTIN CBP ASSOCIATES, L.P., a Delaware limited partnership ("Landlord"), whose address is 100 Bush Street, 26th Floor, San Francisco, California 94104, MPATH INTERACTIVE, INC., a Delaware corporation ("Tenant"), whose address is 665 Clyde Avenue, Mountain View, California 94043, and FREMONT INVESTMENT & LOAN, a California industrial loan association ("Lender"), whose address is 175 N. Riverview Drive, Anaheim, California 92808, Attn' Commercial Real Estate Department, Loan No. 950113206, with respect to the following Recitals:


                                   RECITALS
                                   --------


  A.  Landlord is the owner of the real property described on Exhibit A attached
                                                              ----------
hereto, together with the improvements now or hereafter located thereon (collectively, the "Project").

  B. Landlord and Lender are the parties to that certain Loan and Security Agreement of even date herewith (the "Loan Agreement"), pursuant to the terms of which Lender has agreed to make a loan of up to Thirteen Million Six Hundred Thousand Dollars ($13,600,000) (the "Loan") to Landlord. The Loan is evidenced by that certain Secured Promissory Note of even date herewith, in the original principal amount of the Loan, executed by Landlord in favor of Lender (the "Note"). The Note is secured, inter alia, by that certain Deed of Trust and
                              ----------
Fixture Filing of even date herewith executed by Landlord, as trustor, to the trustee named therein, in favor of Lender, as beneficiary (the "Deed of Trust") encumbering the Project, recorded concurrently herewith in the Official Records of Santa Clara County, California (the "Official Records"), and by that certain Assignment of Rents and Leases of even date herewith executed by Landlord in favor of Lender (the "Assignment of Rents") encumbering the Project, recorded concurrently herewith in the Official Records. The Loan Agreement, the Note, the Deed of Trust, the Assignment of Rents and all other documents securing, or executed in connection with, the Loan, together with all renewals, substitutions, extensions, modifications or replacements thereof, are collectively referred to herein as the "Loan Documents."

  C. Tenant and Landlord have entered into that certain lease dated December __, 1996 (the "Lease"), pursuant to which Landlord leased to Tenant a portion of the Project more particularly described in the Lease (the "Leased Premises").

  D. Lender has required the execution and delivery of this Agreement as a condition precedent to the closing of the Loan.

  NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  1. Loan Disbursements,
     -------------------

  Tenant agrees and acknowledges that in making disbursements of the Loan, Lender is under no obligation or duty to, nor has Lender represented that it will, see to the application of the Loan proceeds by the person or persons to whom Lender disburses the Loan proceeds, and any application or use of the Loan proceeds for purposes other than those provided for in the Loan Documents shall not defeat in whole or in part the agreements set forth herein.

  2. Nondisturbance and Attornment.
     ------------------------------

  If the interest of Landlord under the Lease is transferred by reason of any foreclosure of the Deed of Trust or by deed in lieu or in aid thereof, Purchaser (as hereinafter defined) shall be bound to Tenant, and Tenant shall be bound to Purchaser, under all of the terms, covenants and conditions of the Lease (except as provided in Section 5 hereof) for the balance of the term thereof, with the
               ----------
same force and effect as if Purchaser were the original landlord under the Lease. Tenant does hereby attorn to Purchaser as the landlord under the Lease, which attornment shall be effective and self-operative without the execution of any further instruments upon Purchaser's succeeding to the interest of the landlord under the Lease. Tenant expressly acknowledges and agrees that a default by Tenant under the Lease, after the expiration of any applicable notice and cure periods specifically provided for under the Lease, (a) shall terminate Lender's nondisturbance agreements set forth herein only at Lender's election in its sole discretion, and (b) shall not terminate Tenant's attornment agreement or any other agreements by Tenant set forth herein. Without limiting the generality of this Section 2, within ten (10) business days after the request of Landlord, Lender or any Purchaser, Tenant shall execute and deliver such documents as are reasonably requested by such party to reflect such attornment. Within twenty (20) business days after the request of any Purchaser, Tenant shall enter into a new lease of the Leased Premises with such Purchaser for the balance of the then remaining term of the Lease and upon the same terms and conditions as are then contained in the Lease. As used herein, "Purchaser" shall mean a transferee (including, without limitation, Lender and its affiliates and subsidiaries) which acquires the interest of Landlord in the Leased Premises through a foreclosure of the Deed of Trust or a deed in lieu or in aid thereof, and its successors and assigns.

  3. Tenant Agreements.
     ------------------

  Tenant agrees that:

  A. Tenant shall send a copy of any notice of a default by Landlord under the Lease to Lender at the same time such notice is sent to Landlord; and

  B. without Lender's prior written consent, Tenant shall not (i) pay any rent (however denominated) or other charges under the Lease more than one (1) month in advance, (ii) cancel, terminate or surrender the Lease, except at the normal expiration of the Lease term or as expressly provided in the Lease or pursuant to applicable law, or (iii) enter into any amendment or modification of the Lease. Lender's consent to any amendment or modification of the Lease shall not be unreasonably withheld or delayed. Any amendment or modification entered into without Lender's consent shall not be valid; and

  C. Upon the occurrence of any event of default by Landlord under the Loan Documents and the expiration of any applicable cure periods expressly provided for under the Loan Documents, Lender, at all times, independent of Landlord, shall have the standing and right to enforce, by injunction or otherwise, all or any provisions in the Lease as though Lender originally was a party thereto.

    4.  Assignment of Rents.
        --------------------

    Tenant agrees to recognize the assignment from Landlord to Lender of the Lease and the amounts payable thereunder pursuant to the Assignment of Rents and, in the event of any default by Landlord under the Loan Documents and the expiration of any applicable cure period expressly set forth therein, Tenant shall pay to Lender, as such assignee, the rents and other amounts which are or become due under the Lease from and after the date on which Lender gives Tenant notice that such rent and other amounts are to be paid to Lender pursuant to the Assignment of Rents. In complying with the provisions of this Section 4, Tenant
                                                              ---------
shall be entitled to rely solely upon the notices given by Lender pursuant to the Assignment of Rents. Tenant shall be entitled to full credit under the Lease for any rents paid to Lender in accordance with the provisions hereof. Any dispute between Lender (or any other Purchaser) and Landlord as to the existence or nature of a default by Landlord under the terms of the Loan Documents or with respect to the foreclosure of the Deed of Trust, shall be dealt with and adjusted solely between Lender (or such other Purchaser) and Landlord, and Tenant shall not be made a party thereto (unless joinder is required by law).

    5.  Lender's Obligations.
        ---------------------

    Nothing in this Agreement and no action taken by Lender to enforce any provision in the Lease shall be deemed or construed to constitute an agreement by Lender to perform or assume any covenant of Landlord as landlord under the Lease unless and until Lender obtains title to the Leased Premises by foreclosure of the Deed of Trust or a deed in lieu or in aid thereof. Without limiting any of Tenant's rights against Landlord under the Lease, in the event Lender acquires title to the Leased Premises, Lender shall:

     A. only be liable for any damage or other relief attributable to any act or omission accruing during Lender's period of ownership of the Leased Premises, regardless of whether such acts or omissions commenced prior to such period of ownership. For example, if the Lease provides that the failure of the Landlord to repair a hole in the roof entitles the Tenant to offset rent for the number of days that the roof is not repaired, and if the hole in the roof occurred 60 days prior to Lender's acquisition of title and was not repaired for another 30 days thereafter, Tenant would only be entitled to offset against its rental obligations owed to Lender 30 days rental and would retain a claim against Landlord for 60 days rental;

     B. only be responsible for representations, warranties and covenants of Landlord to the extent that such representations, warranties and covenants apply to the Project and relate to the operation of the Project during Lender's period of ownership of the Leased Premises;

     C.  be liable only for any security deposit actually delivered to Lender;
and

     D. have its obligations and liabilities limited to the then interest, if any, of Lender in the Project, without consideration of any mortgage liens placed on the Project by Lender. Tenant shall look exclusively to such interest of Lender, if any, in the Project for the payment and discharge of any obligations imposed upon Lender hereunder or under the Lease and Tenant releases Lender from any other liability hereunder and under the Lease.

Nothing contained in this Section shall be deemed to limit or affect Tenant's claims against Landlord for any breaches of the Landlord's obligations under the Lease, or for any breaches of Landlord's representations, warranties and covenants under the Lease, or for return of any security deposit under the Lease, and no transfer of the Project to Lender shall release Landlord from any of its Lease obligations, notwithstanding anything to the contrary in the Lease.

     6.  Estoppel Certificate.
         ---------------------

    Tenant agrees, from time to time, within ten (10) business days after Lender's request, to execute and deliver to Lender or Lender's designee, any estoppel certificate reasonably requested by Lender, stating that the Lease is in full force and effect, the date to which rent has been paid, that Landlord is not in default under the Lease (or specifying in detail the nature of Landlord's default), and such other matters relating to the Lease as may be reasonably requested by Lender.

     7. No Merqer.
        ----------

    The parties agree that, without Lender's prior written consent, Landlord's estate in and to the Project and the leasehold estate created by the Lease shall not merge but shall remain separate and distinct, notwithstanding the union of such estates in Landlord, Tenant or any third party by purchase, assignment or otherwise.

    8.  Entire Agreement.
        -----------------

    This Agreement shall be the whole and only agreement with regard to the matters set forth herein, and shall supersede and cancel any prior agreements with respect thereto, including, without limitation, any provisions contained in the Lease relating thereto.

    9.  Counterparts.
        -------------

    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document, which may be recorded.

    10. Modifications, Successors and Assigns.
        --------------------------------------

    This Agreement may only be modified in writing signed by all of the parties hereto or their respective successors in interest. This Agreement, including without limitation, the provisions of Section 5, shall inure to the benefit of,
                                      -----------
and be binding upon, the parties hereto and their respective successors and assigns.

    11. Attorneys' Fees.
        ----------------

    If any lawsuit or other proceeding is commenced which arises out of, or which relates to this Agreement, including any alleged tort action, the prevailing party shall be entitled to recover from each other party such sums as the court or other party presiding over such action or proceeding may adjudge to be reasonable attorneys' fees and costs in the action or proceeding, in addition to costs and expenses otherwise allowed by law. Any such attorneys' fees and costs incurred by any party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment and shall survive and not be merged into any such judgment. The obligation to pay such attorneys' fees and costs is intended to be severable from the other provisions of this Agreement.

     12.  Governing Law.
          --------------

     This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

     13.  Notices.
          --------

     Any notice, or other document or demand required or permitted under this Agreement shall be in writing addressed to the appropriate address set forth above and shall be deemed delivered on the earliest of (a) actual receipt, (b) the next business day after the date when sent by recognized overnight courier, or (c) the second business day after the date when sent by registered or certified mail, postage prepaid. Any party may, from time to time, change the address at which such written notices or other documents or demands are to be sent, by giving the other parties written notice of such change in the manner hereinabove provided.

Nothing contained in this Section shall be deemed to limit or affect Tenant's claims against Landlord for any breaches of the Landlord's obligations under the Lease, or for any breaches of Landlord's representations, warranties and covenants under the Lease, or for return of any security deposit under the Lease, and no transfer of the Project to Lender shall release Landlord from any of its Lease obligations, notwithstanding anything to the contrary in the Lease.

     6.  Estoppel Certificate.
         ---------------------

     Tenant agrees, from time to time, within ten (10) business days after Lender's request, to execute and deliver to Lender or Lender's designee, any estoppel certificate reasonably requested by Lender, stating that the Lease is in full force and effect, the date to which rent has been paid, that Landlord is not in default under the Lease (or specifying in detail the nature of Landlord's default), and such other matters relating to the Lease as may be reasonably requested by Lender.

     7.  No Merger.
         ----------

     The parties agree that, without Lender's prior written consent, Landlord's estate in and to the Project and the leasehold estate created by the Lease shall not merge but shall remain separate and distinct, notwithstanding the union of such estates in Landlord, Tenant or any third party by purchase, assignment or otherwise.

    8.  Entire Agreement.
        -----------------

     This Agreement shall be the whole and only agreement with regard to the matters set forth herein, and shall supersede and cancel any prior agreements with respect thereto, including, without limitation, any provisions contained in the Lease relating thereto.

    9.  Counterparts.
        -------------

     This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document, which may be recorded.

     10. Modifications, Successors and Assigns.
         --------------------------------------

     This Agreement may only be modified in writing signed by all of the parties hereto or their respective successors in interest. This Agreement, including without limitation, the provisions of Section 5, shall inure to the benefit of,
                                      -----------
and be binding upon, the parties hereto and their respective successors and assigns.

     11. Attorneys' Fees.
         ----------------

     If any lawsuit or other proceeding is commenced which arises out of, or which relates to this Agreement, including any alleged tort action, the prevailing party shall be entitled to recover from each other party such sums as the court or other party presiding over such action or proceeding may adjudge to be reasonable attorneys' fees and costs in the action or proceeding, in addition to costs and expenses otherwise allowed by law. Any such attorneys' fees and costs incurred by any party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment and shall survive and not be merged into any such judgment. The obligation to pay such attorneys' fees and costs is intended to be severable from the other provisions of this Agreement.

     12. Governing Law.
         --------------

     This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

     13. Notices.
         --------

     Any notice, or other document or demand required or permitted under this Agreement shall be in writing addressed to the appropriate address set forth above and shall be deemed delivered on the earliest of (a) actual receipt, (b) the next business day after the date when sent by recognized overnight courier, or (c) the second business day after the date when sent by registered or certified mail, postage prepaid. Any party may, from time to time, change the address at which such written notices or other documents or demands are to be sent, by giving the other parties written notice of such change in the manner hereinabove provided.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                 "Lender"

                                 FREMONT INVESTMENT & LOAN, a California
                                 industrial loan association



                                 By:_______________________________________

                                      Its:_________________________________



                                 "Tenant"'

                                 MPATH INTERACTIVE, INC.,
                                 a Delaware corporation



                                 By:  /s/ Lynn Heublein
                                    ----------------------------------------

                                    Its:  GM
                                        ------------------------------------

                                 By:________________________________________

                                    Its:____________________________________



                                 "Landlord"

                                 MARTIN CBP ASSOCIATES, L.P.,
                                 a Delaware limited partnership



                                 By: MARTIN/CYPRESS, LLC,
                                     a California limited liability company,
                                     general partner

                                     By:  THE MARTIN GROUP OF
                                          COMPANIES, INC., a California
                                          corporation, managing member



                                           By:________________________________

                                                 Its:_________________________

                                           By:________________________________

                                                 Its:_________________________

                                              [LANDLORD NOTARY]

STATE OF CALIFORNIA      )
                         ) SS.
COUNTY OF ____________   )



        On __________, before me, _________, a Notary Public, personally appeared ______________, and ____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


       WITNESS my hand and official seal.



                    __________________________

                         Notary Public

                                              [TENANT NOTARY]

STATE OF CALIFORNIA      )
                         ) SS.
COUNTY OF Santa Clara    )
          -----------



        On February 26, 1998, before me, Lorelie C. Perez, a Notary Public,
           -----------------             ----------------
personally appeared Lynn Anne Heublein, and ______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon 'behalf of which the person acted, executed the instrument.


       WITNESS my hand and official seal.


                      /s/ Lorelie C. Perez
                    __________________________

                         Notary Public

                                              [LENDER NOTARY]

STATE OF CALIFORNIA      )
                         ) SS.
COUNTY OF ___________    )



        On ___________, before me, _________, a Notary Public, personally appeared ______________, and _____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon 'behalf of which the person acted, executed the instrument.


       WITNESS my hand and official seal.



                    __________________________

                         Notary Public

                                   EXHIBIT A

                       Legal Description of the Project
                       --------------------------------

That certain real property located in the City of Mountain View, County of Santa Clara, State of California, having a street address of 625-685 Clyde Avenue, more particularly described as follows:


                                  [Attached]

                               LEGAL DESCRIPTION


Order No.: 39253899

The land referred to herein is situated in the State of California, County of Santa Clara, City of Mountain View described as follows:

All that certain real property situate in the City of Mountain View, County of Santa Clara, State of California, which property is described as Parcel "A", as said Parcel "A" is shown on that certain Parcel Map entitled, "A portion of Lot 6 as shown on that certain Map entitled Map of the partition of that part of the Rancho Pastoria De Las Borregas patented to Martin Murphy Jr. City of Mountain View California", which Parcel Map was filed for record in Book 270 of Maps, at Page 56, on July 28, 1970, Official Records of Santa Clara County, California, said Parcel "A" being more fully described as follows:

Beginning at the most Easterly corner of Parcel "A" as said Parcel "A" is shown on the above described Parcel Map; thence from said point of beginning South 16 deg. 25' 55" West 429.98 feet; thence South 15 deg. 10' 20" West 13.95 feet to a point on the Northerly right-of-way line of Clyde Avenue, which point is on a curve and tangent to the course North 11 deg. 15' 06" West; thence along said right-of way line of Clyde Avenue in a general Northwesterly direction along the arc of a curve to the left with a radius of 335.00 feet, through a central angle of 62 deg. 26' 54" for an arc distance of 365.13 feet; thence North 73 deg. 42' 00" West 227.15 feet; thence along the arc of a curve to the right with a radius of 265.00 feet, through a central angle of 990 deg. 00' 00" for an arc distance of 416.26 feet; thence North 16 deg. 18' 00" East 384.76 feet; thence along the arc of a curve to the left with a radius of 70.00 feet, through a central angle of 88 deg. 20' 18" for an arc distance of 107.93 feet; to the point of a cups, which point is on the Southerly right-of-way line of Bayshore Freeway; thence along said Southerly line of Bayshore Freeway South 80 deg. 16' 53" East 71.44 feet; thence South 76 deg. 45' 31" East 296.68 feet; thence South 67 deg. 42' 30" East 76.64 feet to a point; thence leaving said Southerly right-of-way line of Bayshore Freeway South 16 deg. 25' 55" West 478.98 feet; thence South 74 deg. 40' 35" East 415.56 feet to the point of beginning ;said described Parcel "A".

APN: 160-55-020

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

                                    [FORM]